UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6485

Seligman Global Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 850-1864

Date of fiscal year end: 10/31

Date of reporting period: 10/31/08

ITEM 1.          REPORTS TO STOCKHOLDERS.

Seligman

Global Fund Series, Inc.

       Emerging Markets Fund

     Global Growth Fund

         Global Smaller Companies Fund

    Global Technology Fund

      International Growth Fund

Annual Report

October 31, 2008

Investing Around

the World for

Capital Appreciation

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., completed its acquisition of Seligman Global Fund Series’ investment manager, J. & W. Seligman & Co. Incorporated.

At a Special Meeting of Shareholders, held on November 3, 2008, shareholders voted to approve a new investment management services agreement between the Series and RiverSource Investments. Shareholders also voted to approve a sub-advisory agreement between RiverSource Investments and Wellington Management Company, LLP, the portfolio managers of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund. Shareholders also elected 10 new directors to the Series’ Board. Details of the proxy vote can be found on page 69 of this report.

As a result of the Special Meeting, and in conjunction with the completion of the acquisition, RiverSource Investments became the investment manager of Seligman Global Fund Series. Additionally, Stephen R. Lewis and Patrick T. Bannigan assumed responsibility as each Fund’s Chairman and President, respectively. There will be no change with respect to each Fund’s Portfolio Manager and investment team.

Manager
Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 54474

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Subadviser
Subadviser to Seligman Emerging
Markets Fund, Seligman Global
Growth Fund, Seligman Global
Smaller Companies Fund, and
Seligman International Growth Fund:

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated
Telephone Access Service

Benchmarks

Averages

Lipper Emerging Markets Funds Average — This average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Lipper Global Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well.

Lipper Global Large-Cap Growth Funds Average — This average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index (BMI). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World BMI.

Lipper Global Science & Technology Funds Average — This average comprises mutual funds which invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Lipper Global Small/Mid-Cap Funds Average — This average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World BMI. Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World BMI.

Lipper International Funds Average — This average comprises mutual funds which invest their assets in equity securities whose primary trading markets are outside the US.

Lipper International Multi-Cap Growth Funds Average — This average comprises mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. BMI. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Indices

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) — This is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”) — This is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) — This is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”) — This is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price-to-book value) securities in the world’s developed stock markets.

Morgan Stanley Capital International World Index (“MSCI World Index”) — This is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morgan Stanley Capital International World IT Index (“MSCI World IT Index”) — This is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

S&P/Citigroup Broad Market Less Than US $2 Billion Index — This index represents the entire universe of institutionally investable securities with a total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of fees, taxes, and sales charges, and the performance of the indices also excludes the effect of expenses. Investors cannot invest directly in an unmanaged average or index.

Investment Report
Seligman Emerging Markets Fund

How did Seligman Emerging Markets Fund perform during the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, Seligman Emerging Markets Fund posted a total return of -54.6%, based on the net asset value of Class A shares. The Fund’s benchmark, the MSCI Emerging Markets (EM) Index returned -56.2% and the Fund’s peer group, as measured by the Lipper Emerging Markets Funds Average, returned -33.6% for the same period.

What market conditions and events materially affected the Fund’s performance during the period?

The global financial crisis, seizure in the credit markets, and economic downturn in the developed markets have spilled over into emerging markets. Economic growth rates are decelerating, and companies’ abilities to access the capital markets have been extremely limited. While emerging market countries overall are better positioned than in past crises, they cannot escape the global market and growth downturn.

Emerging markets suffered double-digit declines during the period, with most falling in excess of 45%. China and Russia fell the most, plunging 65% and 63%, respectively. Performance was just as weak at the sector level, as all ten sectors in the Fund’s benchmark posted double-digit declines, with all but health care falling in excess of 40%. (All returns are in US dollar terms.)

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund’s performance, relative to the benchmark, benefited primarily from a sector overweight to health care, a geographical overweight to Egypt and Brazil, and stock selection in materials and industrials. At the security level, the top contributors to relative performance during the year were Sociedad Quimica y Minera (Chile), Petroleo Brasileiros (Brazil), and Evraz Group (Russia). Sociedad Quimica y Minera, an integrated producer and distributor of specialty fertilizers, iodine, and lithium,

Fund Objective Seligman Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

Seligman Emerging Markets Fund is managed by Vera M. Trojan of Wellington Management Company, LLP. She is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

enjoyed strong gains during the first half of the year as global demand for fertilizers increased and drove prices to record high levels. Shares of Brazil-based oil and gas exploration and production company Petrol Brasileiros rallied early in the year on higher oil prices and discoveries in offshore fields, but declined in the third quarter as oil prices fell. Evraz, a leading producer of steel in Russia, benefited early in the year from its dominant positions in the fast-growing construction and railroad markets, but sold off during the third quarter on concerns that the government might try to reduce domestic steel prices.

Stock selection in health care and information technology, and in India and Brazil, and an underweight to Taiwan detracted from relative performance during the period. At the security level, our investment strategy in Yangzijiang Shipbuilding (China), Samsung Electronics (South Korea), and Impala Platinum (South Africa) detracted from relative performance. Shares of Yangzijiang Shipbuilding, one of China’s leading producers of shipping vessels, fell sharply early in the year as faster than expected steel price increases and concerns of slowing order flow weighed on the share price. An underweight position in Samsung Electronics detracted from relative performance as shares of the consumer electronics manufacturer fell less than the benchmark during the period. Shares of Impala Platinum, one of the largest platinum producers in the world, declined sharply in the third quarter along with most commodity producers on fears of slowing global demand.

We are using this period of turmoil to buy very high quality stocks at distressed valuations. The Fund’s portfolio remains underweight in financials, relative to the benchmark, as this sector is at the heart of the global financial crisis, and we believe will shrink, relative to its former size. Furthermore, we are limiting exposure to currencies of countries with weak national balance sheets either due to a large current account deficit or a large stock of short-term external debt. As a result, we have hedged part or all of our South Korean Won, South African Rand, Turkish Lira, and Hungarian Forint exposure. We also moved from overweight to underweight Russia during the third quarter, but still suffered losses as political risk increased significantly. We have sold most of our Russian holdings, but maintain positions in government-linked resource companies. In addition, we have moved to a modest underweight in the materials and energy sectors, and added to holdings in consumer discretionary, health care, consumer staples, and utility stocks.

Recent coordinated moves by global central banks are, in our view, positive steps toward addressing financial market dislocations. Our objective is to position the portfolio into those stocks and countries that will have strong businesses when operating conditions improve.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Growth Fund

How did Seligman Global Growth Fund perform during the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, Seligman Global Growth Fund posted a total return of -53.0%, based on the net asset value of Class A shares. The MSCI World Index and the MSCI World Growth Index returned -41.5% and -40.7%, respectively. The Lipper Global Funds Average and the Lipper Global Large-Cap Growth Funds Average returned -42.6% and -28.3%, respectively for the same period.

What market conditions and events materially affected the Fund’s performance during the period?

Worldwide recession fears and a global financial market shock of historic proportions resulted in a challenging twelve-month period for global equities. Credit markets continued to deteriorate and market volatility reached record levels. Global equity markets declined sharply amid increasing signs that deteriorating housing, employment, and credit markets in the US are driving slower global economic growth. Within the benchmark MSCI World Growth Index, all sectors posted double-digit negative returns, with the financials and materials sectors down the most and the defensive health care and consumer staples sectors down the least.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund’s performance, relative to the MSCI World Growth Index, was driven primarily by stock selection as investments in Lehman Brothers (financials), Electronic Arts (information technology), and Las Vegas Sands (consumer discretionary) detracted. Shares of investment bank Lehman Brothers fell as capital markets seized up and the company was forced to seek

Fund Objective

Seligman Global Growth Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

Seligman Global Growth Fund is managed by Matthew Hudson of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

bankruptcy protection. Although the portfolio’s position in Lehman was sold prior to the company’s bankruptcy due to concerns over the firm’s liquidity and solvency, the position was still a negative contributor. Shares of Electronic Arts, an interactive entertainment software company, drifted lower during the period as the company reported disappointing bottom-line results due to high development costs and acquisition-related charges. Las Vegas Sands, a casino operator, suffered due to the weakening US consumer and increased competition and regulation in Macau, China.

The leading contributors to relative performance during the year were St. Jude Medical (Health Care), Monsanto (Materials), and Teva Pharmacetical (Health Care). Shares of St. Jude Medical, a manufacturer of medical devices for heart-related and neurological conditions, were relatively strong after the company announced better-than-expected earnings and raised its full year earnings guidance. Strong results were attributed to a rebound in sales of its implantable cardioverter defibrillators (ICDs). Monsanto, a global seed producer and crop chemical company, was also relatively strong as the company benefited from strong demand for its seed and crop protection products and raised full year earnings guidance. Israel-based drug manufacturer Teva was a relative contributor as the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug, Copaxone.

As usual, the Fund is positioned for growth. As a result of bottom up fundamental research, the Fund’s largest overweight sector allocations at the end of the reporting period were health care, telecommunication services, and information technology and the largest underweights were consumer discretionary, consumer staples, and utilities. The Fund has limited exposure, relative to the MSCI World Growth Index, to consumer-related sectors, as we believe that global consumer spending may continue to slow due to a difficult economy. Our focus remains on stock selection that results from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in the Fund’s portfolio holdings and process and are optimistic about the Fund’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
 Seligman Global Smaller Companies Fund

How did Seligman Global Smaller Companies Fund perform during the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, Seligman Global Smaller Companies Fund posted a total return of -52.5%, based on the net asset value of Class A shares. The Fund’s benchmark, the S&P/Citigroup Broad Market Less Than US$2 Billion Index returned -47.2%. The Lipper Global Small/Mid-Cap Funds Average returned -29.1% for the same period.

What market conditions and events materially affected the Fund’s performance during the period?

Emerging markets declined the most, with particular weakness in the emerging markets of Europe and Asia. All ten sectors within the Fund’s benchmark declined during the period, led by materials, telecommunication services, and consumer discretionary. Consumer staples and utilities posted more modest declines relative to the other sectors.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Stock selection was the major driver of underperformance during the fiscal year. Stock selection was weakest in the industrials and utilities sectors and strongest in the information technology and health care sectors. Weak relative performers included Infinity Bio-Energy (Brazil), Force Protection (United States), and Dufry Group (Switzerland). Shares of Infinity Bio Energy, a producer of ethanol-based alternative fuels, declined as the market prices of ethanol moved lower, and as capital constraints weighed on the company. Shares of Force Protection, a US maker of blast-protected vehicles, declined on reduced expectations for future personnel combat vehicles. Shares of Dufry Group, a global operator of duty-free

Fund Objective Seligman Global Smaller Companies Fund seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

Seligman Global Smaller Companies Fund is co-managed by Jamie A. Rome and Simon H. Thomas, of Wellington Management Company, LLP. They are supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

stores, fell on concerns that a global economic slowdown would change the trajectory of earnings growth.

Strong relative performers included Point (Japan), Unicharm Petcare (Japan), and BPZ Resources (United States). Point, a Japan-based clothing store chain operator, benefited from robust summer sales and posted higher profits due to successful store openings and strong inventory turnover. Shares of Unicharm Petcare, a pet care product manufacturer, rose as the company gained domestic market share from global competitors. Shares of BPZ Resources, a Houston-based company with oil assets in Peru, appreciated after the company announced better-than-expected proven reserves and production levels grew materially.

Overweights to the health care and energy sectors and underweights to the consumer discretionary and materials sectors contributed positively to the Fund’s relative performance. These allocation effects were counterbalanced by an underweight to the outperforming financials sector.

At the end of the fiscal year, the Fund was overweight health care and energy, relative to the benchmark, and underweight in consumer discretionary and financials. However, our research across all sectors has produced compelling, individual stock ideas. While we largely maintain our neutral geographic positioning, we are underweight North America and overweight Latin America and Europe as a result of bottom-up stock selection.

Seligman Global Smaller Companies Fund’s investment approach is bottom-up focused, looking for growth and special situations, and utilizes intensive fundamental research with a global perspective. Typically, the greatest value added comes at the stock and industry level.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
 Seligman Global Technology Fund

How did Seligman Global Technology Fund perform during the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, Seligman Global Technology Fund posted a total return of -40.6%, based on the net asset value of Class A shares. The Fund’s benchmarks, the MSCI World Index and the MSCI World IT Index returned
-41.5% and -43.3%, respectively. The Fund’s peer groups, as measured by the Lipper Global Funds Average and the Lipper Global Science & Technology Funds Average, returned -42.6% and -43.1%, respectively, for the same period.

What market conditions and events materially affected the Fund’s performance during the period?

Technology markets suffered overall declines during the fiscal year ended October 31, 2008, ending the period as many other markets did: in negative territory. Instability was a central theme, with stocks pulling back and rebounding, only to retreat once again. With increasing concern of a global economic crisis looming, consumer spending continued to decline.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Stock selection was the primary driver of the Fund’s relative outperformance during the fiscal year. Stock selection was the strongest in the communications equipment industry as the Fund did not own several names that were especially detrimental to the benchmark’s performance. Stock selection was weakest in the computers and peripherals industry. The strongest relative performers included Utimasco Safeware (Germany), Asiainfo Holdings (China), and Ariba (US). Utimaco Safeware, a leading global provider of data security solutions, benefitted from strong revenue growth during the

Fund Objective

Seligman Global Technology Fund seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

Seligman Global Technology Fund is managed by the Seligman Technology Group, led by Paul Wick. The Fund’s portfolio manager, Richard Parower, is assisted by the Group’s team of investment professionals located in New York, NY and Palo Alto, CA, responsible for research and trading consistent with the Fund’s investment objectives.

period and was acquired by UK-based anti-virus provider Sophos during the period. Asiainfo Holdings provides telecom software solutions and IT security products and services to telecommunications services providers in China. Strong revenue growth exceeded expectations and the company announced several significant contracts with China’s major telecom carriers during the period. Ariba, a provider of spend management solutions, also surpassed expectations during the period, and it was reflected in the company’s stock price.

Weak relative performers included Autodesk (US), Amdocs (US), and Marvell Technology Group (US). Autodesk, a design software and service company, suffered during the period as industry fundamentals declined on slowing end-user demand. Amdocs, which provides billing and customer relationship management software to the telecommunications industry, saw a decline in profits during the period and missed analyst expectations. The company, which earned substantial revenue from outside the US, cited the unprecedented extreme volatility in exchange rates and the rapid strengthening of the US dollar against other currencies as a reason for this decline. Marvell Technology, a semiconductor company, scaled back expectations during the period and saw its stock decline during the period after issuing a cautious outlook despite increased income and strong chip demand.

The Fund’s largest industry allocation, which was a considerable overweight relative to the benchmark during the fiscal year, was to the software industry. The industry was among the better performers in the benchmark and had a positive impact on the Fund’s absolute and relative investment results. The area that had the largest overall positive impact on the Fund’s investment results during the period was the communications equipment industry. The Fund maintained a weighting that was nearly half that of the benchmark, which aided relative performance, as the industry posted the worst performance among all of the benchmark’s industries. Other notable industries in which the Fund’s allocation was rewarded, relative to the benchmark, were IT services, diversified telecommunications services, and semiconductors. Areas in which industry allocation detracted from relative investment results included internet software and services, computers and peripherals, and healthcare equipment and supplies.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
 Seligman International Growth Fund

How did Seligman International Growth Fund perform during the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, Seligman International Growth Fund posted a total return of -58.1%, based on the net asset value of Class A shares. The MSCI EAFE Index and the MSCI EAFE Growth Index returned -46.3% and -44.6%, respectively. The Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average, returned -48.0% and -31.5%, respectively, for the same period.

What market conditions and events materially affected the Fund’s performance during the period?

Global equity markets declined sharply in the latter half of the period amid increasing signs that deteriorating housing, employment, and credit markets in the US were driving slower global economic growth. Shares tumbled in September after a proposed financial market bailout plan was rejected by the US House of Representatives.

Within the benchmark MSCI EAFE Growth Index, all sectors posted negative double-digit returns for the twelve-month period. Health care and consumer staples fell the least, while financials and materials declined the most.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Security selection was the main driver of the Fund’s underperformance, relative to the MSCI EAFE Growth Index, during the period and it was particularly weak in consumer discretionary, financials, and consumer staples. The leading detractors to relative performance during the period were Arcandor (consumer discretionary), Volkswagen (consumer discretionary), and Elan (health care). Shares of Arcandor, Germany’s largest

Fund Objective Seligman International Growth Fund seeks long-term capital appreciation by investing primarily in the stocks of medium-sized and larger-sized companies outside the US.

Seligman International Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

department store chain, declined amid poor domestic consumer sentiment. Automobile manufacturer Volkswagen detracted from the Fund’s investment results, as we eliminated the portfolio’s position in this strong performer early in the period. Shares of neuroscience-based biotechnology firm Elan declined on disappointing developments concerning the firm’s experimental Alzheimer’s disease drug, Bapineuzumab, and multiple-sclerosis drug, Tysabri.

Relative contributors to Fund performance included K&S (materials), Teva Pharmaceutical (health care) and Autonomy (information technology). Shares of K&S, a Germany-based chemical company and European leader in potash products, rose after the company announced greater-than-expected revenue and earnings due to increases in the average selling price for potash. We locked in profits and eliminated the position toward the end of the period. Israel-based drug manufacturer Teva was a relative contributor as the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug, Copaxone. Autonomy was another strong contributor to relative Fund performance after the company pre-announced better-than-expected second quarter earnings due to strong growth in its enterprise search segment. The firm helps companies to retrieve, contextualize, and process the vast quantities of unstructured electronic data they generate and store.

Finding growth has been very difficult in the current environment. As a result, we have been finding growth stocks in both traditional growth industries as well as less economically sensitive industries. Our key sector over/under weights are as follows: overweight health care, telecommunication services, and information technology and underweight utilities, consumer discretionary, and industrials.

We are currently witnessing some of the most challenging markets in decades. That said, we are encouraged by the coordinated global government action to stem the current global credit crisis. As credit begins to return to normal conditions, we expect the disconnect between price and fundamentals to narrow, benefiting active management (particularly those that remain true to their growth process). As market health is restored, we would expect this to be a very favorable period for the Fund, both in absolute and relative terms.

Our focus remains on stock selection that results from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Global Fund Series and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not indicate or guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each of the Funds (except for Class I shares) as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 28, 2009. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements. In addition, returns for the periods that include the year ended October 31, 2004 include the effect of payments from the Manager to Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman Global Technology Fund. Absent such reimbursements and payments, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Funds were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Funds. Class I shares have no sales charges, and returns are calculated accordingly.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 5.75% maximum sales charge, Class B shares, without the 5% CDSC and converted to Class A shares to a $10,000 investment made in each Fund’s respective benchmarks for the 10-year period ended October 31, 2008. The performance of Class C, Class I, and Class R shares, which commenced on later dates, and of Class A and Class B shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the following charts but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class B shares, based on the differences in sales charges and fees paid by shareholders.

Prior to March 31, 2000, Seligman employed subadvisors that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Technology Fund, and Seligman International Growth Fund, and prior to January 1, 2003 with respect to the investments of Seligman Global Smaller Companies Fund. For the periods following, until September 15, 2003, the assets of these Funds were managed exclusively by J. & W. Seligman & Co. Incorporated. Since September 15, 2003, Wellington Management Company, LLP has acted as sub-advisor to provide portfolio management services for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund. See Note 3 of the Financial Statements on page 38 of this report for more information.

See footnotes on page 19.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Investment Results

Total Returns
For Periods Ended October 31, 2008

		Average Annual

Class A	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

With Sales Charge	(52.38)%	(57.17)%	8.61%	6.55%	n/a	n/a	n/a

Without Sales Charge	(49.49)	(54.56)	9.89	7.19	n/a	n/a	n/a

Class B

With CDSC†	(52.17)	(56.74)	8.79	n/a	n/a	n/a	n/a

Without CDSC	(49.65)	(54.84)	9.07	6.52 ‡	n/a	n/a	n/a

Class C

With 1% CDSC	(50.19)	(55.30)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(49.69)	(54.92)	9.07	n/a	4.67%	n/a	n/a

Class I	(49.30)	(54.25)	10.71	n/a	n/a	13.73%	n/a

Class R

With 1% CDSC	(50.02)	(54.86)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(49.52)	(54.47)	9.81	n/a	n/a	n/a	15.91%

Benchmarks**

MSCI EM Index	(51.25)	(56.22)	9.86	10.05	7.31 #	13.05	15.84

Lipper Emerging Markets Funds Average	(27.92)	(33.56)	17.96	14.78	7.63	12.18	14.57

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

10/31/08	$7.40	$6.50	$6.52	$7.99	$7.36

4/30/08	14.65	12.91	12.96	15.76	14.58

10/31/07	19.02	17.13	17.20	20.20	18.90

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

See footnotes on page 19.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Country Allocation
October 31, 2008

	Fund	MSCI EM Index

Europe (Economic and Monetary Union (EMU))	0.4%	0.3%

Luxembourg	—	0.3

Switzerland	0.4	—

Asia (Developed)	—	6.1

Hong Kong	—	6.1

Asia (Emerging)	44.5	47.5

China	20.3	9.4

India	8.9	6.6

Indonesia	—	1.4

Malaysia	2.2	2.9

Pakistan	—	0.2

Papua New Guinea	0.4	—

Philippines	0.8	0.5

South Korea	2.2	13.5

Taiwan	8.5	11.7

Thailand	1.2	1.3

Latin America (Emerging)	29.8	22.1

Argentina	—	0.1

Brazil	17.4	14.2

Chile	2.8	1.4

Colombia	—	0.6

Mexico	8.3	5.2

Peru	1.3	0.6

Europe, Middle East and Africa (Emerging)	23.3	24.0

Czech Republic	—	0.9

Egypt	1.8	0.7

Hungary	0.7	0.6

Israel	4.9	3.3

Jordan	1.0	0.1

Morocco	—	0.5

Poland	—	1.7

Qatar	0.5	—

Russia	4.9	7.4

South Africa	7.6	7.2

Turkey	1.9	1.6

Other Assets Less Liabilities	2.0	—

Total	100.0%	100.0%

Largest Industries October 31, 2008

Largest Portfolio Holdingsø
October 31, 2008

Security	Value	Percent of Net Assets

Petroleo Brasileiro “Petrobras” (ADR) (Brazil)	$2,828,828	4.4

OAO Gazprom (ADR) (Russia)	2,152,943	3.3

Teva Pharmaceutical Industries (ADR) (Israel)	2,071,104	3.2

America Movil (Class L) (ADR) (Mexico)	1,896,622	2.9

CNOOC (ADR) (China)	1,690,983	2.6

Companhia Vale do Rio Doce “CVRD” (ADR) (Brazil)	1,629,714	2.5

LG Electronics (South Korea)	1,430,742	2.2

Reliance Industries (India)	1,423,750	2.2

China Life Insurance (Class H) (China)	1,360,306	2.1

Wal-Mart de Mexico (Series V) (Mexico)	1,324,080	2.0

Largest Portfolio Changes
May 1 to October 31, 2008

Largest Purchases

Common Stocks

CNOOC (ADR)* (China)

Compania de Minas Buenaventura (Class B) (ADR)* (Peru)

Reliance Industries (India)

Taiwan Semiconductor Manufacturing* (Taiwan)

Companhia Energetica de Minas Gerais “CEMIG” (ADR)* (Brazil)

Orascom Development Holding* (Switzerland)

Enersis (ADR)* (Chile)

Hong Kong Exchange and Clearing* (China)

African Bank Investments* (South Africa)

Preferred Stock

Companhia de Bebidas das Americas “AmBev”* (Brazil)

Largest Sales

Common Stocks

Evraz Group (GDR)** (Russia)

Petroleo Brasileiro “Petrobras” (ADR) (Brazil)

Israel Chemicals (Israel)

Murray & Roberts Holdings** (South Africa)

OAO Rosneft Oil (GDR)** (Russia)

LUKOIL (ADR)** (Russia)

PetroChina** (China)

China Mobile (ADR)** (China)

EFG Hermes Holding** (Egypt)

Preferred Stock

Votorantim Celulose e Papel** (Brazil)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

See additional footnotes on page 19.

Performance and Portfolio Overview
Seligman Global Growth Fund

Investment Results

Total Returns
For Periods Ended October 31, 2008

		Average Annual

Class A	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99		Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

With Sales Charge	(49.02)%	(55.68)%	(3.69)%	(3.16)%	n/a		n/a	n/a

Without Sales Charge	(45.89)	(52.97)	(2.54)	(2.58)	n/a		n/a	n/a

Class B

With CDSC†	(48.73)	(55.62)	(3.64)	n/a	n/a		n/a	n/a

Without CDSC	(46.04)	(53.29)	(3.25)	(3.15)‡	n/a		n/a	n/a

Class C

With 1% CDSC	(46.63)	(53.76)	n/a	n/a	n/a		n/a	n/a

Without CDSC	(46.09)	(53.29)	(3.28)	n/a	(5.07)%		n/a	n/a

Class I	(45.66)	(52.62)	(1.95)	n/a	n/a		(3.83)%	n/a

Class R

With 1% CDSC	(46.49)	(53.51)	n/a	n/a	n/a		n/a	n/a

Without CDSC	(45.95)	(53.04)	(2.76)	n/a	n/a		n/a	0.17%

Benchmarks**

MSCI World Index	(35.63)	(41.51)	2.24	1.21	(0.24	)#	1.66	5.41

MSCI World Growth Index	(35.95)	(40.65)	1.27	(0.55)	(1.91	)#	0.57	4.10

Lipper Global Funds Average	(36.29)	(42.57)	1.56	2.25	0.81		1.42	5.08

Lipper Global Large-Cap Growth Funds Average	(19.10)	(28.28)	6.38	4.81	0.29		0.22	3.88

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

10/31/08	$5.46	$4.90	$4.90	$5.70	$5.40

4/30/08	10.09	9.08	9.09	10.49	9.99

10/31/07	11.61	10.49	10.49	12.03	11.50

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 19.

Performance and Portfolio Overview
Seligman Global Growth Fund

Country Allocation
October 31, 2008

	Fund	MSCI World Index

North America (Developed)	61.9%	55.2%

Canada	3.5	4.1

United States	58.4	51.1

Europe (Total)	25.2	30.0

Europe (EMU)	9.9	14.8

Austria	—	0.2

Belgium	—	0.3

Finland	—	0.6

France	3.7	4.6

Germany	2.8	3.9

Greece	0.6	0.2

Ireland	—	0.2

Italy	—	1.6

Luxembourg	1.2	0.2

Netherlands	—	1.1

Portugal	—	0.1

Spain	1.6	1.8

Europe (Other)	15.3	15.2

Denmark	2.2	0.4

Norway	1.3	0.3

Sweden	—	0.9

Switzerland	7.1	3.8

United Kingdom	4.7	9.8

Japan	3.4	10.5

Asia (Developed)	1.9	4.0

Australia	1.9	2.6

Hong Kong	—	0.9

Singapore	—	0.5

Asia (Emerging)	1.7	—

China	0.6	—

Taiwan	1.1	—

Europe, Middle East and Africa (Emerging)	2.5	—

Israel	2.5	—

Other	—	0.3

Bermuda	—	0.3

Other Assets Less Liabilities	3.4	—

Total	100.0%	100.0%

Largest Industries
October 31, 2008

Largest Portfolio Holdingsø
October 31, 2008

Security	Value	Percent of Net Assets

Electronic Arts (United States)	$683,400	3.5

Oracle (United States)	645,637	3.3

MetroPCS Communications (United States)	630,666	3.3

Nestle (Switzerland)	536,825	2.8

Roche Holding (Switzerland)	512,770	2.7

BHP Billiton (United Kingdom)	502,782	2.6

Teva Pharmaceutical Industries (ADR) (Israel)	475,968	2.5

Nintendo (Japan)	473,096	2.5

American Tower (Class A) (United States)	449,109	2.3

JPMorgan Chase (United States)	420,750	2.2

Largest Portfolio Changes
May 1 to October 31, 2008

Largest Purchases

Roche Holding* (Switzerland)

Wyeth* (United States)

Carlsberg (Class B)* (United States)

XTO Energy* (United States)

JPMorgan Chase* (United States)

Groupe Danone* (France)

Cisco Systems* (United States)

Lockheed Martin* (United States)

Hess (United States)

Visa (Class A)* (United States)

Largest Sales

QUALCOMM** (United States)

Microsoft** (United States)

Corning** (United States)

Man Group** (United Kingdom)

Nokia (ADR)** (Finland)

ASML Holding** (Netherlands)

Iberdrola Renovables** (Spain)

LG Electronics** (South Korea)

ABB** (Switzerland)

Unilever** (Netherlands)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

See additional footnotes on page 19.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Investment Results

Total Returns
For Periods Ended October 31, 2008

		Average Annual

Class A	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

With Sales Charge	(48.41)%	(55.20)%	(2.04)%	(1.90)%		n/a	n/a	n/a

Without Sales Charge	(45.25)	(52.47)	(0.87)	(1.32)		n/a	n/a	n/a

Class B

With CDSC†	(48.12)	(54.87)	(1.90)	n/a		n/a	n/a	n/a

Without CDSC	(45.42)	(52.82)	(1.62)	(1.92	) ‡	n/a	n/a	n/a

Class C

With 1% CDSC	(45.98)	(53.22)	n/a	n/a		n/a	n/a	n/a

Without CDSC	(45.44)	(52.80)	(1.60)	n/a		(2.46)%	n/a	n/a

Class I	(45.09)	(52.20)	(0.29)	n/a		n/a	0.10%	n/a

Class R

With 1% CDSC	(45.86)	(53.04)	n/a	n/a		n/a	n/a	n/a

Without CDSC	(45.32)	(52.62)	(1.11)	n/a		n/a	n/a	4.08%

Benchmarks**

S&P/Citigroup Broad Market Less Than US $2 Billion Index	(38.12)	(47.19)	2.21	5.89		4.78	5.70	7.91

Lipper Global Small/Mid-Cap Funds Average	(18.21)	(29.11)	8.04	8.42		3.58	2.75	6.66

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

10/31/08	$8.25	$6.92	$6.95	$8.68	$8.13

4/30/08	15.19	12.80	12.86	15.93	14.99

10/31/07	19.54	16.85	16.91	20.34	19.34

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

See footnotes on page 19.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Country Allocation
October 31, 2008

	Fund	S&P/Citigroup Broad Market Less Than US $2 Billion Index

North America (Developed)	44.6%	52.1%

Canada	2.9	5.0

United States	41.7	47.1

Europe (Total)	21.5	18.9

Europe (EMU)	10.0	8.9

Austria	—	0.4

Belgium	—	0.6

Finland	0.1	0.7

France	5.3	1.3

Germany	1.3	1.6

Greece	0.4	0.5

Ireland	—	0.4

Italy	1.6	1.2

Netherlands	1.0	1.1

Portugal	—	0.2

Spain	0.3	0.9

Europe (Other)	11.5	10.0

Denmark	—	0.5

Iceland	—	0.1

Liechtenstein	0.3	—

Norway	2.4	0.8

Sweden	0.4	1.2

Switzerland	1.9	1.5

United Kingdom	6.5	5.9

Japan	18.0	19.2

Asia (Developed)	4.4	6.2

Australia	2.1	3.5

Hong Kong	1.3	1.2

New Zealand	—	0.5

Singapore	1.0	1.0

Asia (Emerging)	2.7	2.6

China	0.8	0.1

Malaysia	0.7	—

Papua New Guinea	0.3	—

Philippines	0.4	—

South Korea	0.5	2.5

Latin America (Emerging)	3.3	—

Brazil	2.7	—

Mexico	0.3	—

Panama	0.3	—

Europe, Middle East and Africa (Emerging)	0.3	—

Jordan	0.3	—

Other	—	1.0

Bermuda	—	0.9

British Virgin Islands	—	0.1

Other Assets Less Liabilities	5.2	—

Total	100.0%	100.0%

Largest Industries
October 31, 2008

Largest Portfolio Holdingsø
October 31, 2008

Security	Value	Percent of Net Assets

Shinko Plantech (Japan)	$1,362,016	1.3

OBIC Business Consultants (Japan)	1,334,851	1.3

DiaSorin (Italy)	1,033,764	1.0

Korgsberg Gruppen (Norway)	1,004,634	1.0

Unicharm Petcare (Japan)	951,420	0.9

Platinum Underwriters Holdings (United States)	856,345	0.8

Shandong Weigao Group Medical Polymer (Class H) (China)	849,956	0.8

Huabao International Holdings (Hong Kong)	827,122	0.8

Sysmex (Japan)	823,473	0.8

EPS (Japan)	820,789	0.8

Largest Portfolio Changes
May 1 to October 31, 2008

Largest Purchases

Sechilienne-Sidec* (France)

Knot* (United States)

Shutterfly* (United States)

OM Group* (United States)

Hampson Industries* (United Kingdom)

Shinko Plantech (Japan)

ElringKlinger* (Germany)

Asics (Japan)

Moshi Moshi Hotline* (Japan)

Eurofins Scientific* (France)

Largest Sales

Lupatech** (Brazil)

Synenco Energy** (Canada)

Esmark** (United States)

Superior Well Services** (United States)

Microsemi** (United States)

Detica Group** (United Kingdom)

NCI Building Systems** (United States)

Munters** (Sweden)

Approach Resources** (United States)

Etablissements Maurel et Prom** (France)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

See additional footnotes on page 19.

Performance and Portfolio Overview
Seligman Global Technology Fund

Investment Results

Total Returns
For Periods Ended October 31, 2008

		Average Annual

Class A	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99		Class R Since Inception 4/30/03

With Sales Charge	(35.08)%	(44.03)%	(1.24)%	2.17%	n/a		n/a

Without Sales Charge	(31.13)	(40.62)	(0.07)	2.77	n/a		n/a

Class B

With CDSC†	(34.84)	(44.03)	(1.22)	n/a	n/a		n/a

Without CDSC	(31.41)	(41.08)	(0.82)	2.14‡	n/a		n/a

Class C

With 1% CDSC	(32.08)	(41.65)	n/a	n/a	n/a		n/a

Without CDSC	(31.39)	(41.06)	(0.80)	n/a	(1.23)%		n/a

Class R

With 1% CDSC	(31.93)	(41.37)	n/a	n/a	n/a		n/a

Without CDSC	(31.24)	(40.77)	(0.31)	n/a	n/a		4.68%

Benchmarks**

MSCI World IT Index	(33.91)	(43.29)	(3.20)	2.29	(6.35	) #	2.32

MSCI World Index	(35.63)	(41.51)	2.24	1.21	(0.24	) #	5.41

Lipper Global Funds Average	(36.29)	(42.57)	1.56	2.25	0.81		5.08

Lipper Global Science & Technology Funds Average	(32.39)	(43.09)	(3.21)	0.00	(4.63)		2.53

Net Asset Value Per Share

	Class A	Class B	Class C	Class R

10/31/08	$11.77	$10.24	$10.25	$11.62

4/30/08	17.09	14.93	14.94	16.90

10/31/07	19.82	17.38	17.39	19.62

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

See footnotes on page 19.

Performance and Portfolio Overview
Seligman Global Technology Fund

Country Allocation
October 31, 2008

	Fund	MSCI World Index

North America (Developed)	71.8%	55.2%

Canada	2.4	4.1

United States	69.4	51.1

Europe (Total)	1.6	30.0

Europe (EMU)	0.7	14.8

Austria	—	0.2

Belgium	—	0.3

Finland	—	0.6

France	—	4.6

Germany	—	3.9

Greece	—	0.2

Ireland	—	0.2

Italy	—	1.6

Luxembourg	—	0.2

Netherlands	0.7	1.1

Portugal	—	0.1

Spain	—	1.8

Europe (Other)	0.9	15.2

Denmark	—	0.4

Norway	—	0.3

Sweden	—	0.9

Switzerland	0.5	3.8

United Kingdom	0.4	9.8

Japan	3.2	10.5

Asia (Developed)	—	4.0

Australia	—	2.6

Hong Kong	—	0.9

Singapore	—	0.5

Asia (Emerging)	11.2	—

China	3.1	—

India	2.0	—

Taiwan	6.1	—

Latin America (Emerging)	0.1	—

Brazil	0.1	—

Europe, Middle East and Africa (Emerging)	8.6	—

Israel	8.6	—

Other	—	0.3

Bermuda	—	0.3

Other Assets Less Liabilities	3.5	—

Total	100.0%	100.0%

Largest Industries
October 31, 2008

Largest Portfolio Holdingsø
October 31, 2008

Security	Value	Percent of Net Assets

McAfee (United States)	$16,565,118	7.3

Amdocs (United States)	15,507,744	6.8

Check Point Software Technologies (Israel)	15,440,314	6.8

Synopsys (United States)	14,119,472	6.2

BMC Software (United States)	12,639,097	5.5

Symantec (United States)	10,144,512	4.5

Marvell Technology Group (United States)	8,927,780	3.9

QUALCOMM (United States)	7,541,046	3.3

Cisco Systems (United States)	7,068,906	3.1

NetApp (United States)	6,557,991	2.9

Largest Portfolio Changes
May 1 to October 31, 2008

Largest Purchases

VeriSign* (United States)

HON HAI Precision Industry* (Taiwan)

Autodesk (United States)

Murata Manufacturing* (United States)

NetApp (United States)

Open Text* (Canada)

NICE Systems (ADR) (Israel)

Research In Motion (Canada)

Acer (Taiwan)

Rolta India (India)

Largest Sales

Yahoo!** (United States)

McAfee (United States)

eBay** (United States)

Satyam Computer Services** (India)

Oracle (United States)

Google (Class A)** (United States)

Cap Gemini** (France)

Tandberg** (Norway)

Nokia (ADR)** (Finland)

Marvell Technology Group (United States)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

See additional footnotes on page 19.

Performance and Portfolio Overview
Seligman International Growth Fund

Investment Results

Total Returns
For Periods Ended October 31, 2008

		Average Annual

						Class C		Class I	Class R
Class A	Six Months*	One Year	Five Years	Ten Years		Since Inception 5/27/99		Since Inception 11/30/01	Since Inception 4/30/03

With Sales Charge	(51.79)%	(60.47)%	(2.71)%	(6.22)%		n/a		n/a	n/a

Without Sales Charge	(48.85)	(58.06)	(1.56)	(5.66)		n/a		n/a	n/a

Class B

With CDSC†	(51.64)	(60.15)	(2.63)	n/a		n/a		n/a	n/a

Without CDSC	(49.09)	(58.41)	(2.30)	(6.19	) ‡	n/a		n/a	n/a

Class C

With 1% CDSC	(49.53)	(58.71)	n/a	n/a		n/a		n/a	n/a

Without CDSC	(49.02)	(58.37)	(2.27)	n/a		(7.49)%		n/a	n/a

Class I	(48.68)	(57.77)	(0.80)	n/a		n/a		(0.58)%	n/a

Class R

With 1% CDSC	(49.42)	(58.52)	n/a	n/a		n/a		n/a	n/a

Without CDSC	(48.91)	(58.16)	(1.76)	n/a		n/a		n/a	1.82%

Benchmarks**

MSCI EAFE Index	(41.04)	(46.34)	4.04	2.05		1.19	#	3.93	7.95

MSCI EAFE Growth Index	(40.19)	(44.63)	3.69	0.05		(0.53	) #	3.04	6.96

Lipper International Funds Average	(41.99)	(47.97)	2.93	2.40		1.36		3.09	6.74

Lipper International Multi-Cap Growth Funds Average	(23.32)	(31.52)	9.73	5.78		1.25		2.96	7.21

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

10/31/08	$ 7.81	$ 6.75	$ 6.77	$ 8.38	$ 7.72

4/30/08	15.27	13.26	13.28	16.33	15.11

10/31/07	21.82	19.43	19.46	23.04	21.65

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 19.

Performance and Portfolio Overview
Seligman International Growth Fund

Country Allocation
October 31, 2008

	Fund	MSCI EAFE Index

North America (Developed)	8.0%	—

Canada	6.3	—

United States	1.7	—

Europe (Total)	69.9	67.3%

Europe (EMU)	16.6	33.3

Austria	—	0.4

Belgium	0.9	0.7

Finland	1.3	1.5

France	7.9	10.3

Germany	4.4	8.7

Greece	—	0.5

Ireland	—	0.4

Italy	—	3.6

Luxembourg	1.1	0.4

Netherlands	1.0	2.5

Portugal	—	0.3

Spain	—	4.0

Europe (Other)	53.3	34.0

Denmark	1.4	0.9

Norway	—	0.7

Sweden	0.6	1.9

Switzerland	16.5	8.5

United Kingdom	34.8	22.0

Japan	8.4	23.7

Asia (Developed)	2.4	9.0

Australia	1.8	5.9

Hong Kong	0.6	2.0

New Zealand	—	0.1

Singapore	—	1.0

Asia (Emerging)	2.9	—

China	2.9	—

Latin America (Emerging)	1.4	—

Brazil	1.4	—

Europe, Middle East and Africa (Emerging)	5.5	—

Israel	4.7	—

Russia	0.8	—

Other Assets Less Liabilities	1.5	—

Total	100.0%	100.0%

Largest Industries
October 31, 2008

Largest Portfolio Holdingsø
October 31, 2008

Security	Value	Percent of Net Assets

Teva Pharmaceutical Industries (ADR) (Israel)	$1,882,432	4.7

Roche Holding (Switzerland)	1,833,269	4.6

Nestle (Switzerland)	1,490,029	3.7

easyJet (United Kingdom)	1,437,028	3.6

Novartis (Switzerland)	1,374,038	3.4

Reckitt Benckiser Group (United Kingdom)	1,266,486	3.2

AstraZeneca (United Kingdom)	1,230,642	3.1

Potash Corp. of Saskatchewan (Canada)	1,091,328	2.7

UBS (Switzerland)	1,088,206	2.7

ARM Holdings (United Kingdom)	1,081,961	2.7

Largest Portfolio Changes
May 1 to October 31, 2008

Largest Purchases

Roche Holding (Switzerland)

Reckitt Benckiser Group (United Kingdom)

Novartis* (Switzerland)

AstraZeneca* (United Kingdom)

Julius Baer Holding* (Switzerland)

Capita Group* (United Kingdom)

BHP Billiton* (United Kingdom)

UBS* (Switzerland)

Millicom International Cellular* (Luxembourg)

PPR (France)

Largest Sales

Man Group** (United Kingdom)

K&S** (Germany)

Unilever** (Netherlands)

Nokia (Finland)

Mitsui** (Japan)

ASML Holding** (Netherlands)

Carphone Warehouse Group** (United Kingdom)

Alstom** (France)

Vallourec** (France)

Orascom Telecom Holding (GDR)** (Egypt)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

See additional footnotes on page 19.

Performance and Portfolio Overview

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Series’ prospectuses or statement of additional information.

*	Returns for periods of less than one year are not annualized.

**	See page 2 for description of benchmark averages and indices.

‡	The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase.

†	The CDSC is 5% if you sell your shares within one year of purchase, 2% for the five-year period and 0% since inception.

#	From May 31, 1999.

ø

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases and redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested on May 1, 2008 and held for the entire six-month period ended October 31, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

Fund	Beginning Account Value 5/1/08	Annualized Expense Ratio*	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08 to 10/31/08**	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08 to 10/31/08**

Emerging Markets Fund

Class A	$1,000.00	2.35%	$505.10	$8.89	$1,013.32	$11.89

Class B	1,000.00	3.10	503.50	11.72	1,009.55	15.66

Class C	1,000.00	3.10	503.10	11.71	1,009.55	15.66

Class I	1,000.00	1.79	507.00	6.78	1,016.14	9.07

Class R	1,000.00	2.60	504.80	9.83	1,012.07	13.15

Global Growth Fund

Class A	$1,000.00	2.10%	$541.10	$8.13	$1,014.58	$10.63

Class B	1,000.00	2.85	539.60	11.03	1,010.81	14.41

Class C	1,000.00	2.85	539.10	11.03	1,010.81	14.41

Class I	1,000.00	1.50	543.40	5.82	1,017.60	7.61

Class R	1,000.00	2.35	540.50	9.10	1,013.32	11.89

See footnotes on page 21.

Understanding and Comparing Your Fund’s Expenses

			Actual		Hypothetical

Fund	Beginning Account Value 5/1/08	Annualized Expense Ratio*	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08 to 10/31/08**	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08 to 10/31/08**

Global Smaller Companies Fund

Class A	$1,000.00	1.95%	$547.50	$7.59	$1,015.33	$9.88

Class B	1,000.00	2.70	545.80	10.49	1,011.56	13.65

Class C	1,000.00	2.70	545.60	10.49	1,011.56	13.65

Class I	1,000.00	1.32	549.10	5.14	1,018.50	6.70

Class R	1,000.00	2.20	546.80	8.52	1,014.08	11.14

Global Technology Fund

Class A	$1,000.00	1.78%	$688.70	$7.56	$1,016.19	$9.02

Class B	1,000.00	2.53	685.90	10.72	1,012.42	12.80

Class C	1,000.00	2.53	686.10	10.72	1,012.42	12.80

Class R	1,000.00	2.03	687.60	8.61	1,014.93	10.28

International Growth Fund

Class A	$1,000.00	2.08%	$511.50	$7.90	$1,014.68	$10.53

Class B	1,000.00	2.83	509.10	10.74	1,010.91	14.30

Class C	1,000.00	2.83	509.80	10.74	1,010.91	14.30

Class I	1,000.00	1.46	513.20	5.55	1,017.80	7.41

Class R	1,000.00	2.33	510.90	8.85	1,013.42	11.79

*

Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its expenses and sales charges. The Manager has contractually agreed to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 28, 2009. Absent such fee waivers and reimbursements, the expense ratios and expenses paid for the period would have been higher.

**

Expenses are equal to the Fund’s annualized expense ratio based on actual expenses for the period May 1, 2008 to October 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolios of Investments
October 31, 2008
 Seligman Emerging Markets Fund

	Shares	Value
Common Stocks 96.1%

Brazil 15.5%

Amil Participacoes* (Insurance)	72,200	$333,256

Banco Itau Holding (ADR) (Commercial Banks)	71,700	793,002

BM&F Bovespa* (Diversified Financial Services)	223,300	596,772

Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Food and Staples Retailing)	23,700	709,341

Companhia Energetica de Minas Gerais “CEMIG” (ADR) (Electric Utilities)	63,800	970,398

Companhia Siderurgica Nasional (ADR) (Metals and Mining)	35,500	482,800

Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	124,216	1,629,714

OdontoPrev* (Health Care Providers and Services)	25,800	332,250

Petroleo Brasileiro “Petrobras” (ADR) (Oil, Gas and Consumable Fuels)	105,200	2,828,828

Usinas Siderurgicas de Minas Gerais “Usiminas” (Metals and Mining)	85,925	1,009,366

Weg (Machinery)	52,300	296,926

		9,982,653

Chile 2.8%

Enersis (ADR) (Electric Utilities)	67,400	970,560

Sociedad Quimica y Minera de Chile (ADR) (Chemicals)	35,700	817,530

		1,788,090

China 20.3%

Angang Steel (Class H) (Metals and Mining)	594,000	368,527

China Life Insurance (Class H)* (Insurance)	509,000	1,360,306

China Mobile (ADR) (Wireless Telecommunication Services)	17,400	763,686

China Overseas Land & Investment (Real Estate Management and Development)	326,000	363,121

China Resources Enterprise (Distributors)	480,000	942,084

China Shenhua Energy (Class H)* (Oil, Gas and Consumable Fuels)	518,000	959,592

CNOOC (ADR) (Oil, Gas and Consumable Fuels)	20,700	1,690,983

First Pacific* (Food Products)	784,000	316,808

Golden Meditech (Health Care Equipment and Supplies)	1,768,000	253,408

Hong Kong Exchange and Clearing (Diversified Financial Services)	78,400	801,458

Hopson Development Holdings (Real Estate Management and Development)	710,000	233,245

Industrial and Commercial Bank of China “ICBC” (Class H)* (Commercial Banks)	2,709,000	1,260,360

Shanghai Electric Group (Electrical Equipment)	3,370,000	994,274

	Shares	Value
China (continued)

Shangri-La Asia (Hotels, Restaurants and Leisure)	858,000	$1,200,072

Simcere Pharmaceutical Group (ADR)* (Pharmaceuticals)	65,173	366,924

Weiqiao Textile (Textiles, Apparel and Luxury Goods)	530,500	108,495

WSP Holdings (ADR)* (Energy Equipment and Services)	131,400	622,836

Wumart Stores (Food and Staples Retailing)	712,178	579,738

		13,185,917

Egypt 1.8%

Orascom Construction Industries (Construction and Engineering)	23,657	796,470

Talaat Moustafa Group* (Real Estate Management and Development)	598,801	386,706

		1,183,176

Hungary 0.7%

Richter Gedeon (Pharmaceuticals)	3,543	486,721

India 8.9%

Bajaj Holdings and Investment (Diversified Financial Services)	38,655	270,688

Bharat Heavy Electricals (Electrical Equipment)	38,576	1,045,815

Bharti Airtel* (Wireless Telecommunication Services)	25,465	347,974

Educomp Solutions (Diversified Consumer Services)	10,663	495,118

Firstsource Solutions* (IT Services)	650,211	199,576

HDFC Bank (ADR) (Commercial Banks)	2,400	157,440

Lanco Infratech* (Construction and Engineering)	108,795	251,704

Nicholas Piramal India (Pharmaceuticals)	160,497	728,710

Piramal Life Sciences* (Biotechnology)	54,885	76,176

Punjab National Bank (Commercial Banks)	11,114	98,828

Reliance Industries (Oil, Gas and Consumable Fuels)	50,927	1,423,750

Tata Chemicals (Chemicals)	217,516	712,688

		5,808,467

Israel 4.9%

Bezek Israeli Telecommunication (Diversified Telecommunication Services)	429,592	637,484

Israel Chemicals (Chemicals)	46,862	466,575

Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	48,300	2,071,104

		3,175,163

Jordan 1.0%

Hikma Pharmaceuticals (Pharmaceuticals)	122,439	638,503

Malaysia 2.2%

Digi.com (Wireless Telecommunication Services)	86,900	452,061

Kulim (Malaysia) (Food Products)	329,400	362,572

Resorts World (Hotels, Restaurants and Leisure)	891,500	627,023

		1,441,656

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
 Seligman Emerging Markets Fund (continued)

	Shares	Value
Mexico 8.3%

America Movil (Class L) (ADR) (Wireless Telecommunication Services)	61,300	$1,896,622

Fomento Economico Mexicano (ADR) (Beverages)	19,800	500,742

Genomma Lab Internacional* (Pharmaceuticals)	232,200	248,125

Grupo Televisa (ADR) (Media)	64,900	1,146,134

Impulsora del Dessarrollo y el Empleo an America Latina (Series B-1)* (Construction and Engineering)	347,900	297,408

Wal-Mart de Mexico (Series V) (Food and Staples Retailing)	496,000	1,324,080

		5,413,111

Papua New Guinea 0.4%

New Britain Palm Oil (Food Products)	79,663	252,759

Peru 1.3%

Compania de Minas Buenaventura (Class B)(ADR) (Metals and Mining)	67,500	853,200

Philippines 0.8%

Philippine Long Distance Telephone (ADR) (Diversified Telecommunication Services)	13,000	531,700

Qatar 0.5%

Commerical Bank of Qatar (GDR)*† (Commercial Banks)	102,600	307,800

Russia 4.9%

Cherkizovo Group* (Food Products)	26,343	67,175

Mobile Telesystems (ADR) (Wireless Telecommunication Services)	19,600	767,340

OAO Gazprom (ADR) (Energy Equipment and Services)	10,081	200,309

OAO Gazprom (ADR)† (Energy Equipment and Services)	106,687	2,152,943

		3,187,767

South Africa 7.6%

Adcock Ingram Holdings* (Pharmaceuticals)	142,128	498,403

African Bank Investments (Diversified Financial Services)	287,996	795,072

Aspen Pharmacare* (Pharmaceuticals)	181,064	635,741

Impala Platinum Holdings (Metals and Mining)	77,515	813,547

MTN Group (Wireless Telecommunication Services)	94,813	1,069,973

Truworths International (Specialty Retail)	339,884	1,157,506

		4,970,242

South Korea 2.2%

LG Electronics (Household Durables)	19,346	1,430,742

Switzerland 0.4%

Orascom Development Holding* (Hotels, Restaurants and Leisure)	9,309	269,666

	Shares	Value
Taiwan 8.5%

Chungwa Telecom (ADR) (Diversified Telecommunication Services)	34,600	$569,516

HON HAI Precision Industry (Electronic Equipment, Instruments and Components)	382,910	926,982

MediaTek (Semiconductors and Semiconductor Equipment)	89,000	794,255

President Chain Store (Food and Staples Retailing)	203,000	476,343

Taiwan Mobile* (Wireless Telecommunication Services)	576,000	801,575

Taiwan Semiconductor Manufacturing (Semiconductors and Semiconductor Equipment)	843,000	1,247,355

Yuanta Financial Holding (Diversified Financial Services)	1,761,000	701,035

		5,517,061

Thailand 1.2%

Bangkok Bank (Commercial Banks)	310,700	632,382

Land and House (Real Estate Management and Development)	1,502,300	165,389

		797,771

Turkey 1.9%

Akcansa Cimento (Construction Materials)	77,071	128,337

Aksigorta (Insurance)	130,725	268,434

Cimsa Cimento Sanayi ve Ticaret (Construction Materials)	81,322	153,435

Haci Omer Sabanci Holding (Diversified Financial Services)	141,547	344,308

Koc Holding (Industrial Conglomerates)	182,184	340,601

		1,235,115

Total Common Stocks (Cost $93,705,540)		62,457,280

Preferred Stocks 1.9%

Brazil 1.9%

Companhia de Bebidas das Americas “AmBev” (Beveragas)	22,300	936,672

Petroleo Brasileiro “Petrobras” (Oil, Gas and Consumable Fuels)	30,400	327,082

Total Preferred Stocks (Cost $1,386,382)		1,263,754

Total Investments (Cost $95,091,922) 98.0%		63,721,034

Other Assets Less Liabilities 2.0%		1,302,664

Net Assets 100.0%		$65,023,698

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman Global Growth Fund

	Shares	Value
Common Stocks 96.6%

Australia 1.9%

CSL (Biotechnology)	15,049	$366,794

Canada 3.5%

Potash Corp. of Saskatchewan (Chemicals)	4,200	358,092

Research In Motion* (Communications Equipment)	6,100	307,623

		665,715

China 0.6%

Focus Media Holding (ADR)* (Media)	6,300	116,739

Denmark 2.2%

Carlsberg (Class B) (Beverages)	5,806	229,871

Vestas Wind Systems (Electrical Equipment)	4,848	199,551

		429,422

France 3.7%

Alstom* (Electrical Equipment)	3,232	160,639

Groupe Danone (Food Products)	5,847	324,256

Societe Generale (Commercial Banks)	4,193	230,227

		715,122

Germany 2.8%

Fresenius Medical (Health Care Providers and Services)	5,496	246,633

Muenchener Rueckversicherungs-Gesellschaft* (Insurance)	751	98,252

Siemens (Industrial Conglomerates)	3,139	187,804

		532,689

Greece 0.6%

National Bank of Greece (Commercial Banks)	5,460	121,617

Israel 2.5%

Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	11,100	475,968

Japan 3.4%

Daiichi Sankyo (Pharmaceuticals)	9,200	188,270

Nintendo (Software)	1,500	473,096

		661,366

Luxembourg 1.2%

Millicom International Cellular (Wireless Telecommunication Services)	5,900	236,000

Norway 1.3%

Seadrill* (Energy Equipment and Services)	26,500	254,071

Spain 1.6%

Telefonica (Diversified Telecommunication Services)	16,372	302,836

	Shares	Value
Switzerland 7.1%

Julius Baer Holding (Capital Markets)	8,369	$329,439

Nestle (Food Products)	13,772	536,825

Roche Holding (Pharmaceuticals)	3,350	512,770

		1,379,034

Taiwan 1.1%

HON HAI Precision Industry (Electronic Equipment, Instruments and Components)	84,908	205,553

United Kingdom 4.7%

BHP Billiton (Metals and Mining)	29,626	502,782

Reckitt Benckiser Group (Household Products)	9,442	396,859

		899,641

United States 58.4%

Abbott Laboratories (Pharmaceuticals)	4,900	270,235

Allergan (Pharmaceuticals)	10,000	396,700

American Tower (Class A)* (Wireless Telecommunication Services)	13,900	449,109

Amgen* (Biotechnology)	5,300	317,417

Apple* (Computers and Peripherals)	3,800	408,842

Celgene* (Biotechnology)	4,800	308,448

Cisco Systems* (Communications Equipment)	16,300	289,651

Clorox (Household Products)	2,300	139,863

Comcast (Class A)* (Media)	10,400	163,904

Danaher (Machinery)	4,800	284,352

Electronic Arts* (Software)	30,000	683,400

FedEx (Air Freight and Logistics)	3,000	196,110

General Dynamics (Aerospace and Defense)	3,200	193,024

Gilead Sciences* (Biotechnology)	7,000	320,950

Goldman Sachs Group (Capital Markets)	3,900	360,750

Google (Class A)* (Internet Software and Services)	1,100	395,296

Hess (Oil, Gas and Consumable Fuels)	5,700	343,197

Hewlett-Packard (Computers and Peripherals)	8,100	310,068

JPMorgan Chase (Diversified Financial Services)	10,200	420,750

Las Vegas Sands* (Hotels, Restaurants and Leisure)	13,200	187,308

Lockheed Martin (Aerospace and Defense)	3,500	297,675

MetroPCS Communications* (Wireless Telecommunication Services)	45,900	630,666

Monsanto (Chemicals)	4,700	418,206

Oracle* (Software)	35,300	645,637

Praxair (Chemicals)	3,400	221,510

Royal Caribbean Cruises (Hotels, Restaurants and Leisure)	15,000	203,400

Schlumberger (Energy Equipment and Services)	6,300	325,395

St. Jude Medical* (Health Care Equipment and Supplies)	10,100	384,103

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman Global Growth Fund (continued)

	Shares	Value
United States (continued)

SunPower* (Electrical Equipment)	8,900	$347,634

Ultra Petroleum* (Oil, Gas and Consumable Fuels)	5,800	269,990

Visa (Class A) (IT Services)	5,300	293,355

Wells Fargo (Commercial Banks)	4,700	160,035

Wyeth (Pharmaceuticals)	9,600	308,928

	Shares	Value
United States (continued)
XTO Energy (Oil, Gas and Consumable Fuels)	9,300	$334,335

		11,280,243

Total Investments (Cost $25,714,784) 96.6%		18,642,810

Other Assets Less Liabilities 3.4%		663,531

Net Assets 100.0%		$19,306,341

Seligman Global Smaller Companies Fund
Common Stocks and Warrants 97.2%

Australia 2.1%

AJ Luca Group (Construction and Engineering)	111,251	$303,801

Aquarius Platinum (Metals and Mining)	36,923	90,894

Energy World* (Independent Power Producers and Energy Traders)	1,015,961	257,306

Karoon Gas Australia* (Oil, Gas and Consumable Fuels)	168,325	243,868

Primary Health Care (Health Care Providers and Services)	91,262	280,246

Programmed Maintenance Services (Commercial Services and Supplies)	122,470	252,618

Ramsay Health Care (Health Care Providers and Services)	75,638	509,832

Whitehaven Coal* (Oil, Gas and Consumable Fuels)	220,140	239,377

		2,177,942

Brazil 2.7%

Brasil Brokers Paricipacoes* (Real Estate Management and Development)	226,300	266,358

Brasil Brokers Participacoes (Rights)* (Real Estate Management and Development)	5,401	—

Companhia Brasileira de Desenvolvimento Imobiliario Turistico* (Real Estate Management and Development)	2,200	411,262

Companhia de Sameamento de Minas Gerias “Coposa MG” (Water Utilities)	59,800	373,733

Cosan Industria e Comercio* (Food Products)	105,600	514,230

General Shopping Brazil* (Real Estate Management and Development)	164,600	455,850

Hypermarcas* (Household Products)	42,800	231,138

Profarma Distribuidora de Produtos Farmaceuticos* (Health Care Providers and Services)	77,400	339,395

Tecnisa* (Household Durables)	143,200	188,378

		2,780,344

Canada 2.8%

Allen-Vanguard* (Electronic Equipment, Instruments and Components)	306,000	64,739

Canaccord Capital (Capital Markets)	40,400	202,453

Canada (continued)

Dundee Real Estate Investment Trust (Real Estate Investment Trusts)	14,700	$230,507

Frontera Copper* (Metals and Mining)	200,100	61,426

Gluskin Shef & Associates* (Capital Markets)	31,300	240,989

Gluskin Shef & Associates*† (Capital Markets)	12,500	96,242

Katanga Mining* (Metals and Mining)	94,200	116,451

Mahalo Energy* (Oil, Gas and Consumable Fuels)	149,800	27,343

Sierra Wireless* (Communications Equipment)	73,100	639,625

Uranium Participation* (Oil, Gas and Consumable Fuels)	89,000	458,550

Value Creation* (Oil, Gas and Consumable Fuels)	48,575	338,127

Western Goldfields (Metals and Mining)	502,500	361,800

		2,838,252

China 0.8%

Shandong Weigao Group Medical Polymer (Class H) (Health Care Equipment and Supplies)	716,000	849,956

Finland 0.1%

Kemira (Chemicals)	11,123	99,792

France 5.3%

April Group (Insurance)	14,431	522,003

bioMerieux (Health Care Equipment and Supplies)	4,146	336,706

Cegedim (Health Care Technology)	4,092	208,754

Eurofins Scientific* (Life Sciences Tools and Services)	9,832	550,782

Guerbet (Health Care Equipment and Supplies)	4,594	638,750

Guyenne et Gascogne (Food and Staples Retailing)	4,831	365,110

Korian* (Health Care Providers and Services)	23,904	432,628

Rhodia (Chemicals)	46,653	400,465

Seche Environnement (Commercial Services and Supplies)	6,698	257,579

Sechilienne-Sidec (Independent Power Producers and Energy Traders)	18,455	708,225

Vilmorin & Cie (Food Products)	5,957	580,308

Virbac (Pharmaceuticals)	5,933	387,945

		5,389,255

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
Germany 1.3%

ElringKlinger (Auto Components)	29,367	$236,215

Hochtief (Construction and Engineering)	5,012	156,108

Kontron* (Semiconductors and Semiconductor Equipment)	57,220	444,619

Praktiker Bau- und Heimwerkermaerkte Holding* (Specialty Retail)	31,608	251,757

Stada Arzneimittel (Pharmaceuticals)	8,403	259,222

		1,347,921

Greece 0.4%

StealthGas* (Oil, Gas and Consumable Fuels)	51,900	358,110

Hong Kong 1.3%

Dickson Concepts International (Specialty Retail)	982,000	218,356

First Pacific* (Food Products)	758,000	306,301

Huabao International Holdings (Chemicals)	1,289,000	827,122

		1,351,779

Italy 1.6%

Antichi Pellettieri* (Textiles, Apparel and Luxury Goods)	78,922	402,826

DiaSorin* (Health Care Equipment and Supplies)	56,363	1,033,764

Immobiliare Grande Distribuzione (Real Estate Investment Trusts)	165,077	222,901

		1,659,491

Japan 18.0%

Aeon Delight (Commercial Services and Supplies)	27,600	682,335

Air Water (Chemicals)	31,000	289,434

Asics (Textiles, Apparel and Luxury Goods)	126,000	796,769

Daiseki (Commercial Services and Supplies)	9,000	204,588

Disco (Semiconductors and Semiconductor Equipment)	16,100	391,835

Don Quijote (Multiline Retail)	24,900	449,486

EPS (Life Sciences Tools and Services)	197	820,789

Fuji Oil (Food Products)	43,300	502,821

Hisamitsu Pharmaceutical (Pharmaceuticals)	9,400	392,970

Hogy Medical (Health Care Equipment and Supplies)	5,500	303,642

Hudson Soft (Software)	23,400	268,478

Iino Kaiun Kaisha (Marine)	95,600	484,015

ITOCHU Techno-Solutions (IT Services)	7,000	166,972

Jafco (Capital Markets)	15,600	430,907

Japan Pure Chemical (Chemicals)	121	268,554

Kobayashi Pharmaceutical (Personal Products)	25,200	807,171

Milbon (Personal Products)	17,600	431,823

Miura (Machinery)	20,900	436,065

Moshi Moshi Hotline (Commercial Services and Supplies)	33,450	788,750

Nabtesco (Machinery)	79,000	489,089

	Shares	Value
Japan (continued)

OBIC (IT Services)	5,280	$663,408

OBIC Business Consultants (Software)	31,950	1,334,851

Osaka Securities Exchange (Diversified Financial Services)	179	574,515

Point* (Specialty Retail)	15,700	779,475

Sazaby (Specialty Retail)	17,700	194,242

SEC Carbon (Electrical Equipment)	44,000	143,290

Seven Bank (Commercial Banks)	158	458,514

Shinko Plantech (Energy Equipment and Services)	173,500	1,362,016

Sugi Holdings (Food and Staples Retailing)	16,100	386,228

Sundrug (Food and Staples Retailing)	12,600	228,869

Sysmex (Health Care Equipment and Supplies)	26,500	823,473

Tsumura (Pharmaceuticals)	23,300	595,348

Unicharm Petcare (Food Products)	27,100	951,420

Yokogawa Electric (Electronic Equipment, Instruments and Components)	68,600	316,353

		18,218,495

Jordan 0.3%

Hikma Pharmaceuticals (Pharmaceuticals)	49,302	257,103

Liechtenstein 0.3%

Verwaltungs- und Privat-Bank (Capital Markets)	2,305	321,607

Malaysia 0.7%

Asiatic Development (Food Products)	470,500	420,829

Kulim (Malaysia) (Food Products)	231,600	254,923

		675,752

Mexico 0.3%

Grupo Simec (ADR)* (Metals and Mining)	59,500	319,515

Netherlands 1.0%

Imtech (Construction and Engineering)	24,705	381,307

Spazio Investment* (Real Estate Management and Development)	53,708	588,645

		969,952

Norway 2.4%

DNO* (Oil, Gas and Consumable Fuels)	628,000	421,577

Dockwise* (Energy Equipment and Services)	176,000	158,385

Korgsberg Gruppen (Aerospace and Defense)	21,750	1,004,634

TGS Nopeq Geophysical* (Energy Equipment and Services)	91,900	512,282

Wavefield Inseis* (Energy Equipment and Services)	216,100	307,528

		2,404,406

Panama 0.3%

Thunderbird Resorts* (Hotels, Restaurants and Leisure)	87,100	304,850

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
Papua New Guinea 0.3%

New Britain Palm Oil (Food Products)	80,166	$254,355

Philippines 0.4%

PNOC Energy Development (Independent Power Producers and Energy Traders)	5,979,000	363,924

Singapore 1.0%

Goodpack* (Air Freight and Logistics)	659,000	553,678

Hyflux (Water Utilities)	397,000	424,107

		977,785

South Korea 0.5%

Korea Plant Service & Engineering (Commercial Services and Supplies)	29,120	556,132

Spain 0.3%

Laboratorios Almirall (Pharmaceuticals)	36,980	328,177

Sweden 0.4%

Lundin Petroleum* (Oil, Gas and Consumable Fuels)	34,200	164,502

SWECO* (Construction and Engineering)	46,400	284,577

		449,079

Switzerland 1.9%

Bachem Holding (Life Sciences Tools and Services)	3,211	231,545

Dufry Group* (Specialty Retail)	25,563	523,871

Dufry South America (BDR)* (Specialty Retail)	77,100	476,871

Paris RE Holdings* (Insurance)	30,359	464,567

Temenos Group* (Software)	16,439	207,738

		1,904,592

United Kingdom 6.5%

Babcock International Group (Commercial Services and Supplies)	100,652	626,784

Burberry Group (Textiles, Apparel and Luxury Goods)	39,723	175,951

Cape* (Commercial Services and Supplies)	209,025	245,698

Catlin Group (Insurance)	6,325	35,219

Clapham House Group* (Hotels, Restaurants and Leisure)	102,309	90,600

Close Brothers Group (Capital Markets)	42,499	369,263

Domino’s Pizza UK & IRL (Hotels, Restaurants and Leisure)	9,377	25,211

Fenner (Machinery)	108,121	178,722

Hampson Industries (Aerospace and Defense)	280,003	503,346

Hamworthy KSE (Machinery)	66,184	251,140

IG Group Holdings (Diversified Financial Services)	73,081	339,739

Infinity Bio-Energy* (Oil, Gas and Consumable Fuels)	378,014	94,504

James Fisher & Sons (Oil, Gas and Consumable Fuels)	34,006	186,156

	Shares	Value
United Kingdom (continued)

Lancashire Holdings* (Insurance)	85,583	$472,628

Mears Group (Commercial Services and Supplies)	185,983	680,479

N Brown Group (Internet and Catalog Retail)	72,567	257,842

Rightmove (Media)	50,850	158,176

RPS Group (Commercial Services and Supplies)	90,263	215,742

Senior (Machinery)	437,042	404,134

Ultra Electronics Holdings (Aerospace and Defense)	39,692	705,534

VT Group (Aerospace and Defense)	74,723	600,156

		6,617,024

United States 41.4%

AMCOL International (Metals and Mining)	17,000	417,010

AmSurg* (Health Care Providers and Services)	27,750	692,085

Anworth Mortgage Asset (Real Estate Investment Trusts)	133,800	784,068

Arena Pharmaceuticals* (Biotechnology)	133,000	489,440

ARIAD Pharmaceuticals* (Biotechnology)	195,600	389,244

Arlington Tankers (Oil, Gas and Consumable Fuels)	50,200	487,944

ARRIS Group* (Communications Equipment)	73,500	507,885

Asyst Technologies* (Semiconductors and Semiconductor Equipment)	213,800	134,694

ATP Oil & Gas* (Oil, Gas and Consumable Fuels)	57,500	692,300

BPZ Energy* (Oil, Gas and Consumable Fuels)	53,200	526,680

Cano Petroleum* (Oil, Gas and Consumable Fuels)	99,200	57,536

Capstead Mortgage (Real Estate Investment Trusts)	63,300	636,165

Carpenter Technology (Metals and Mining)	24,400	441,640

Casual Male Retail Group* (Specialty Retail)	178,400	338,960

Cato (Class A) (Specialty Retail)	43,000	667,360

Centene* (Health Care Providers and Services)	30,000	565,200

Centennial Communications* (Wireless Telecommunication Services)	122,800	437,168

Charming Shoppes* (Specialty Retail)	99,700	109,670

Complete Production Services* (Energy Equipment and Services)	21,000	260,190

CRA International* (Professional Services)	18,000	487,080

Cubic (Aerospace and Defense)	18,000	400,500

CV Therapeutics* (Biotechnology)	74,000	690,420

Dollar Financial* (Consumer Finance)	55,500	645,465

DSP Group* (Semiconductors and Semiconductor Equipment)	113,389	714,351

DSW* (Specialty Retail)	63,100	815,883

Dynamic Materials (Machinery)	20,000	380,000

Eddie Bauer Holdings* (Specialty Retail)	154,100	534,727

EF Johnson Technologies* (Communications Equipment)	84,400	160,360

Energy Partners* (Oil, Gas and Consumable Fuels)	83,500	360,720

Evercore Partners (Capital Markets)	36,700	446,639

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman Global Smaller Companies Fund (continued)

	Shares or Warrants		Value
United States (continued)

FairPoint Communications (Diversified Telecommunication Services)	91,000	shs.	$362,180

Force Protection (Machinery)	119,900		334,521

GeoEye* (Commercial Services and Supplies)	24,000		519,360

Globalstar* (Diversified Telecommunication Services)	251,400		138,270

Grubb & Ellis* (Real Estate Management and Development)	242,600		371,178

H&E Equipment Services (Trading Companies and Distributors)	69,200		394,440

Harris Stratex Networks* (Communications Equipment)	98,400		652,392

Hatteras Financial* (Real Estate Investment Trusts)	21,900		477,420

Hercules Offshore* (Energy Equipment and Services)	72,400		527,796

Hersha Hospitality Trust (Real Estate Investment Trusts)	119,000		500,990

Highbury Financial* (Diversified Financial Services)	18,300		49,410

Highbury Financial (Units)* (Diversified Financial Services)	67,000		198,652

Horsehead Holding* (Metals and Mining)	114,500		396,170

Human Genome Sciences* (Biotechnology)	111,400		359,822

Hutchinson Technology* (Computers and Peripherals)	38,700		264,708

Imation (Computers and Peripherals)	35,600		438,592

Incyte* (Biotechnology)	105,000		435,750

Investors Real Estate Trust (Real Estate Investment Trusts)	67,900		670,852

JDA Software Group (Software)	48,400		691,152

Jupitermedia* (Internet Software and Services)	33,800		19,094

Kansas City Life Insurance (Insurance)	12,400		592,100

Knot* (Internet Software and Services)	113,728		784,723

Lance (Food Products)	31,300		647,597

Medicines* (Pharmaceuticals)	29,700		517,671

MFA Mortgage Investments (Real Estate Investment Trusts)	139,000		764,500

Micrus Endovascular* (Health Care Equipment and Supplies)	39,000		460,200

MIPS Technologies* (Semiconductors and Semiconductor Equipment)	181,600		506,664

NETGEAR* (Communications Equipment)	48,500		535,925

Novatel Wireless* (Computers and Peripherals)	124,700		649,687

Odyssey HealthCare* (Health Care Providers and Services)	71,200		682,808

Office Depot* (Specialty Retail)	135,000		486,000

OfficeMax (Specialty Retail)	81,500		656,075

Oilsands Quest* (Oil, Gas and Consumable Fuels)	118,400		195,360

Oilsands Quest ($6.75, expiring 12/5/09)* (Oil, Gas and Consumable Fuels)	11,750	wts.	1,175

OM Group* (Chemicals)	27,500	shs.	586,850

	Shares or Warrants		Value
United States (continued)

Orion Marine Group*† (Construction and Engineering)	61,400	shs.	$318,052

OSI Systems* (Electronic Equipment, Instruments and Components)	33,800		388,700

Palm* (Computers and Peripherals)	88,800		354,312

Park Electrochemical (Electronic Equipment, Instruments and Components)	34,800		752,376

ParkerVision* (Communications Equipment)	66,500		333,165

Pediatrix Medical Group* (Health Care Providers and Services)	11,500		444,475

Platinum Underwriters Holdings (Insurance)	26,980		856,345

PMC - Sierra (Semiconductors and Semiconductor Equipment)	73,700		344,916

RAM Holdings* (Insurance)	54,400		40,996

Regis (Diversified Consumer Services)	30,100		372,337

Rentech* (Oil, Gas and Consumable Fuels)	311,900		230,806

Rentech ($2.49, expiring 12/10/09)* (Oil, Gas and Consumable Fuels)	7,000	wts.	890

Res-Care* (Health Care Providers and Services)	21,371	shs.	329,327

Retail Ventures* (Multiline Retail)	127,900		263,474

Rigel Pharmaceuticals* (Biotechnology)	55,954		487,359

RSC Holdings* (Trading Companies and Distributors)	58,000		425,720

Rudolph Technologies* (Semiconductors and Semiconductor Equipment)	85,100		285,085

Schnitzer Steel Industries (Metals and Mining)	11,000		296,230

SeaChange International* (Communications Equipment)	58,700		448,468

Shutterfly* (Internet and Catalog Retail)	82,800		631,764

Swift Energy* (Oil, Gas and Consumable Fuels)	18,500		593,480

TAL International Group* (Trading Companies and Distributors)	36,000		596,160

Textainer Group Holdings* (Trading Companies and Distributors)	47,500		523,925

Titanium Asset Management* (Capital Markets)	95,000		511,100

Titanium Asset Management ($4, expiring 6/21/11)* (Capital Markets)	95,000	wts.	128,250

TTM Technologies* (Electronic Equipment, Instruments and Components)	78,800	shs.	564,208

Universal Stainless & Alloy Products* (Metals and Mining)	17,000		313,310

World Acceptance* (Consumer Finance)	29,000		535,920

Zygo* (Electronic Equipment, Instruments and Components)	54,279		466,257

			41,978,875

Total Common Stocks and Warrants (Cost $170,437,484)			95,754,465

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman Global Smaller Companies Fund (continued)

	Shares or Principal Amount	Value
Convertible Bonds 0.4%

Canada 0.1%

Scorpio Mining 7%, 5/5/11 (Metals and Mining)	$238,400	$144,114

United States 0.3%

Nova Biosource Fuels 10%, 9/30/12 (Oil, Gas and Consumable Fuels)	1,032,000	263,160

	Shares		Value
Convertible Bonds (continued)

Total Convertible Bonds (Cost $1,265,886)			$407,274

Total Investments (Cost $171,703,370) 94.8%			96,161,739

Other Assets Less Liabilities 5.2%			5,265,034

Net Assets 100.0%			$101,426,773

Seligman Global Technology Fund
Common Stocks 96.5%

Australia 0.0%

UCMS Group (Office Services and Supplies)	143,278	shs.	$58,319

Brazil 0.1%

BM&F Bovespa* (Specialized Finance)	127,200		339,944

Canada 2.4%

Open Text* (Internet Software and Services)	171,600		4,453,020

Research In Motion* (Communications Equipment)	19,900		1,003,557

			5,456,577

China 3.1%

AsiaInfo Holdings* (Internet Software and Services)	112,600		1,237,474

Longtop Financial Technologies (ADR)* (Application Software)	129,300		1,810,200

Perfect World (Class B) (ADR)* (Consumer Software)	62,300		1,160,649

Shanda Interactive Entertainment (ADR)* (Consumer Software)	42,600		1,177,890

VanceInfo Technologies (ADR)* (Application Software)	219,100		1,610,385

			6,996,598

India 2.0%

3i Infotech (Systems Software)	842,950		730,530

Rolta India (IT Consulting and Other Services)	993,084		3,805,452

			4,535,982

Israel 8.6%

Check Point Software Technologies* (Systems Software)	763,616		15,440,314

NICE Systems (ADR)* (Communications Equipment)	181,700		4,062,812

			19,503,126

Japan 3.2%

Murata Manufacturing (Electronic Components)	142,100		4,924,612

Nidec (Electronic Components)	48,200		2,480,168

			7,404,780

Netherlands 0.7%

Koninklijke (Royal) KPN (Integrated Telecommunication Services)	105,900		1,490,097

Switzerland 0.5%

Logitech International* (Computer Storage and Peripherals)	76,100		$1,144,835

Taiwan 6.1%

Acer (Computer Hardware)	3,171,170		4,197,702

GigaMedia* (Internet Software and Services)	86,100		515,739

High Tech Computer (Computer Hardware)	201,000		2,398,359

HON HAI Precision Industry (Electronic Manufacturing Services)	1,915,850		4,638,059

Taiwan Semiconductor Manufacturing (Semiconductors)	845,000		1,250,314

Unimicron Technology Corporation (Electronic Components)	1,654,000		934,010

			13,934,183

United Kingdom 0.4%

Telecity Group* (Internet Software and Services)	167,635		473,830

Vodaphone Group (ADR) (Wireless Telecommunication Services)	27,509		530,098

			1,003,928

United States 69.4%

Advanced Medical Optics (Health Care Equipment)	93,100		574,427

Amdocs* (IT Consulting and Other Services)	687,400		15,507,744

Apple* (Computer Hardware)	25,100		2,700,509

Ariba* (Internet Software and Services)	101,800		1,089,260

Aspen Technology (Application Software)	244,599		1,915,210

Autodesk (Application Software)	279,683		5,960,045

Avnet* (Technology Distributors)	192,714		3,226,032

BMC Software* (Systems Software)	489,508		12,639,097

Cadence Design Systems* (Technical Software)	492,900		2,006,103

Cisco Systems* (Communications Equipment)	397,800		7,068,906

Electronics for Imaging* (Computer Storage and Peripherals)	129,200		1,369,520

EMC* (Computer Storage and Peripherals)	556,600		6,556,748

Hewlett-Packard (Computer Hardware)	105,500		4,038,540

Informatica* (Application Software)	71,900		1,010,195

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman Global Technology Fund (continued)

	Shares	Value
United States (continued)

International Business Machines (Computer Hardware)	13,500	$1,255,095

JDA Software Group (Application Software)	102,631	1,465,571

Lawson Software* (Application Software)	295,800	1,573,656

Magma Design Automation* (Technical Software)	249,600	651,456

Marvell Technology Group* (Semiconductors)	1,282,727	8,927,780

Maxim Integrated Products (Semiconductors)	34,800	473,280

McAfee* (Internet Software and Services)	508,913	16,565,118

Mentor Graphics (Application Software)	544,291	3,995,096

Microsoft (Systems Software)	81,500	1,819,895

NetApp* (Computer Storage and Peripherals)	484,700	6,557,991

ON Semiconductor (Semiconductors)	328,800	1,680,168

Oracle* (Systems Software)	329,500	6,026,555

	Shares	Value
United States (continued)

QUALCOMM (Communications Equipment)	197,100	$7,541,046

salesforce.com* (Application Software)	38,200	1,182,672

Seagate Technology (Computer Storage and Peripherals)	226,400	1,532,728

SonicWALL* (Internet Software and Services)	406,600	1,821,568

Symantec* (Internet Software and Services)	806,400	10,144,512

Synopsys* (Technical Software)	772,400	14,119,472

VeriSign* (Internet Software and Services)	240,000	5,088,000

		158,083,995

Total Investments (Cost $324,872,910) 96.5%		219,952,364

Other Assets Less Liabilities 3.5%		7,986,452

Net Assets 100.0%		$227,938,816

Seligman International Growth Fund

Common Stocks 98.5%

Australia 1.8%

CSL (Biotechnology)	28,623	$697,638

Belgium 0.9%

Hansen Transmissions International* (Machinery)	209,064	353,482

Brazil 1.4%

Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	20,300	266,336

Petroleo Brasileiro “Petrobras” (ADR) (Oil, Gas and Consumable Fuels)	10,700	287,723

		554,059

Canada 6.3%

Barrick Gold (Metals and Mining)	10,100	229,472

Canadian Natural Resources (Oil, Gas and Consumable Fuels)	4,800	242,210

Potash Corp. of Saskatchewan (Chemicals)	12,800	1,091,328

Research In Motion* (Communications Equipment)	7,600	383,268

Rogers Communications (Class B) (Media)	13,400	389,004

Talisman Energy (Oil, Gas and Consumable Fuels)	20,000	197,627

		2,532,909

China 2.9%

China Communications Construction (Construction and Engineering)	166,000	115,961

Ctrip.com International (ADR) (Hotels, Restaurants and Leisure)	12,300	376,134

Parkson Retail Group (Multiline Retail)	228,500	209,722

Sohu.com* (Internet Software and Services)	8,400	461,496

		1,163,313

Denmark 1.4%

Carlsberg (Class B) (Beverages)	3,446	$136,434

Vestas Wind Systems (Electrical Equipment)	9,828	404,536

		540,970

Finland 1.3%

Nokia (Communications Equipment)	32,538	496,303

France 7.9%

BNP Paribas (Commercial Banks)	9,112	661,455

France Telecom (Diversified Telecommunication Services)	31,430	793,124

PPR* (Multiline Retail)	8,227	523,954

Sanofi-Aventis (Pharmaceuticals)	8,325	523,995

Societe Generale (Commercial Banks)	5,307	291,394

Total (Oil, Gas and Consumable Fuels)	6,874	377,553

		3,171,475

Germany 4.4%

Allianz (Insurance)	2,456	183,927

Deutsche Telekom (Diversified Telecommunication Services)	58,432	869,732

Fresenius Medical (Health Care Providers and Services)	13,242	594,236

Metro (Food and Staples Retailing)	3,687	118,818

		1,766,713

Hong Kong 0.6%

China Mobile (Wireless Telecommunication Services)	22,500	197,419

Esprit Holdings (Specialty Retail)	10,500	58,946

		256,365

Israel 4.7%

Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	43,900	1,882,432

See footnotes on page 31.

Portfolios of Investments
October 31, 2008
Seligman International Growth Fund (continued)

	Shares	Value
Japan 8.4%

Astellas Pharma (Pharmaceuticals)	10,600	$433,347

Daiichi Sankyo (Pharmaceuticals)	10,300	210,780

Eisai (Pharmaceuticals)	10,200	335,299

Japan Tobacco (Tobacco)	168	596,540

Mitsui Fudosan (Real Estate Management and Development)	16,000	275,464

Nintendo (Software)	1,200	378,477

NTT DoCoMo (Wireless Telecommunication Services)	235	372,841

Unicharm (Household Products)	5,700	406,750

Yahoo! Japan (Internet Software and Services)	1,115	365,023

		3,374,521

Luxembourg 1.1%

Millicom International Cellular (Wireless Telecommunication Services)	10,600	424,000

Netherlands 1.0%

Koninklijke (Royal) KPN (Diversified Telecommunication Services)	29,240	411,430

Russia 0.8%

Vimpelcom (ADR)* (Diversified Telecommunication Services)	20,800	301,600

Sweden 0.6%

Swedish Match* (Tobacco)	18,400	253,657

Switzerland 16.5%

Actelion* (Biotechnology)	6,448	340,919

Julius Baer Holding (Capital Markets)	12,036	473,788

Nestle (Food Products)	38,226	1,490,029

Novartis (Pharmaceuticals)	27,161	1,374,038

Roche Holding (Pharmaceuticals)	11,977	1,833,269

UBS (Capital Markets)	63,775	1,088,206

		6,600,249

United Kingdom 34.8%

3i Group (Capital Markets)	49,584	433,232

Anglo American (Metals and Mining)	29,048	717,371

ARM Holdings (Semiconductors and Semiconductor Equipment)	694,390	1,081,961

	Shares	Value
United Kingdom (continued)

AstraZeneca (Pharmaceuticals)	28,946	$1,230,642

Autonomy* (Software)	67,433	1,063,202

Barclays* (Commercial Banks)	59,648	175,666

BHP Billiton (Metals and Mining)	49,279	836,313

British American Tobacco (Tobacco)	13,582	372,997

Cadbury (Food Products)	45,342	416,664

Capita Group (Professional Services)	85,302	878,360

easyJet* (Airlines)	289,687	1,437,028

J Sainsbury (Food and Staples Retailing)	109,901	502,666

Michael Page International (Professional Services)	114,256	369,305

Next (Multiline Retail)	34,722	589,613

Reckitt Benckiser Group (Household Products)	30,132	1,266,486

Rio Tinto (Metals and Mining)	14,894	694,587

Royal Dutch Shell (Class A) (Oil, Gas and Consumable Fuels)	24,326	665,081

Tesco (Food and Staples Retailing)	102,872	562,318

Vodafone Group (Wireless Telecommunication Services)	80,515	155,085

William Morrison Supermarkets (Food and Staples Retailing)	109,913	469,610

		13,918,187

United States 1.7%

Synthes (Health Care Equipment and Supplies)	5,135	663,009

Total Investments (Cost $45,146,953) 98.5%		39,362,312

Other Assets Less Liabilities 1.5%		618,082

Net Assets 100.0%		$39,980,394

* Non-income producing security.

† The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

ADR—American Depositary Receipts.

BDR—Brazilian Depositary Receipts.

GDR—Global Depositary Receipts.

Country and industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 2008

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Assets:

Investments, at value:

Common stocks and warrants	$62,457,280	$18,642,810	$95,754,465	$219,952,364	$39,362,312

Preferred stocks	1,263,754	—	—	—	—

Convertible bonds	—	—	407,274	—	—

Total investments*	63,721,034	18,642,810	96,161,739	219,952,364	39,362,312

Cash denominated in U.S. dollars	748,010	696,313	4,446,095	9,511,216	2,688,791

Cash denominated in foreign currencies**	47,117	3	149	850,979	33

Unrealized appreciation on forward currency contracts	1,157,113	—	7,030	—	8,960

Receivable for Capital Stock sold	125,371	47,307	165,003	399,448	61,705

Dividends and interest receivable	125,347	47,656	312,605	122,621	112,553

Expenses prepaid to shareholder service agent	75,329	20,653	70,039	159,704	36,046

Receivable for securities sold	43,743	110,906	1,300,544	4,216,241	2,629,866

Other	7,603	2,558	10,748	228,056	6,135

Total Assets	66,050,667	19,568,206	102,473,952	235,440,629	44,906,401

Liabilities:

Unrealized depreciation on forward currency contracts	397,517	1,477	4,966	—	29,204

Payable for Capital Stock repurchased	353,783	50,937	252,499	1,027,191	194,926

Management fee payable	81,475	19,869	90,633	200,838	52,908

Distribution and service (12b-1) fees payable	27,957	8,436	32,258	90,931	15,679

Payable for securities purchased	—	111,617	484,542	5,863,936	4,524,435

Accrued expenses and other	166,237	69,529	182,281	318,917	108,855

Total Liabilities	1,026,969	261,865	1,047,179	7,501,813	4,926,007

Net Assets	$65,023,698	$19,306,341	$101,426,773	$227,938,816	$39,980,394

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 400,000,000 shares authorized for each Fund):

Class A	$4,533	$2,193	$6,087	$14,042	$2,304

Class B	317	216	265	692	308

Class C	2,638	1,074	3,015	5,225	1,537

Class I	668	158	3,222	n/a	1,083

Class R	933	19	57	178	54

Additional paid-in capital	88,980,080	72,206,949	191,514,102	711,457,833	74,630,033

Undistributed/accumulated net investment income (loss) (Note 6)	(1,486)	655	(68,432)	(3,147)	19,115

Undistributed/accumulated net realized gain (loss) on investments and foreign currency transactions (Note 6)	6,647,955	(45,838,115)	(14,495,808)	(378,673,443)	(28,895,024)

Net unrealized depreciation of investments and foreign currency transactions	(30,611,940)	(7,066,808)	(75,535,735)	(104,862,564)	(5,779,016)

Net Assets	$65,023,698	$19,306,341	$101,426,773	$227,938,816	$39,980,394

Net Assets:

Class A	$33,557,713	$11,981,096	$50,206,051	$165,248,708	$17,996,886

Class B	2,060,989	1,057,439	1,835,319	7,085,596	2,083,135

Class C	17,208,595	5,263,575	20,949,543	53,537,917	10,403,453

Class I	5,335,202	903,604	27,975,618	n/a	9,082,829

Class R	6,861,199	100,627	460,242	2,066,595	414,091

Shares of Capital Stock Outstanding:

Class A	4,533,207	2,192,919	6,086,913	14,041,908	2,304,203

Class B	317,272	215,856	265,400	691,872	308,402

Class C	2,638,190	1,073,911	3,015,057	5,225,100	1,537,450

Class I	668,107	158,538	3,221,718	n/a	1,083,471

Class R	932,562	18,637	56,607	177,796	53,633

Net Asset Value Per Share:

Class A	$7.40	$5.46	$8.25	$11.77	$7.81

Class B	6.50	4.90	6.92	10.24	6.75

Class C	6.52	4.90	6.95	10.25	6.77

Class I	7.99	5.70	8.68	n/a	8.38

Class R	7.36	5.40	8.13	11.62	7.72

* Cost of investments	$95,091,922	$25,714,784	$171,703,370	$324,872,910	$45,146,953

** Cost of foreign currencies	$47,117	$3	$147	$826,016	$24

See Notes to Financial Statements.

Statements of Operations
For the Year Ended October 31, 2008

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Investment Income:

Dividends	$3,347,496	$511,840	$3,158,329	$1,691,362	$1,730,852

Interest	15,571	6,696	147,923	227,665	15,962

Total Investment Income*	3,363,067	518,536	3,306,252	1,919,027	1,746,814

Expenses:

Management fee	1,587,834	371,413	1,772,967	3,571,473	813,827

Shareholder account services	622,555	164,382	565,480	1,157,757	321,843

Distribution and service (12b-1) fees	620,610	183,116	677,871	1,628,320	383,754

Custody and related services	357,788	67,316	276,145	284,774	177,274

Auditing and legal fees	163,487	42,909	95,651	178,786	56,216

Registration	74,595	57,219	80,807	92,914	64,770

Shareholder reports and communications	31,315	17,257	38,929	63,698	30,105

Directors’ fees and expenses	11,189	4,565	15,158	26,888	7,896

Miscellaneous	13,879	7,284	55,241	33,034	11,530

Total Expenses	3,483,252	915,461	3,578,249	7,037,644	1,867,215

Reimbursement from Manager (Note 3)	(225,973)	(50,744)	—	—	(23,792)

Total Expenses After Reimbursement	3,257,279	864,717	3,578,249	7,037,644	1,843,423

Net Investment Income (Loss)	105,788	(346,181)	(271,997)	(5,118,617)	(96,609)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain (loss) on investments and foreign currency transactions	9,884,624	(2,744,525)	(13,245,766)	(13,318,917)	(29,069,617)

Net change in unrealized appreciation of investments and foreign currency transactions	(93,108,293)	(20,705,255)	(105,000,158)	(151,841,675)	(31,217,589)

Net Loss on Investments and Foreign Currency Transactions	(83,223,669)	(23,449,780)	(118,245,924)	(165,160,592)	(60,287,206)

Decrease in Net Assets from Operations	$(83,117,881)	$(23,795,961)	$(118,517,921)	$(170,279,209)	$(60,383,815)

* Net of foreign taxes withheld:	$164,834	$27,743	$216,122	$151,248	$140,903

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Emerging Markets Fund		Global Growth Fund		Global Smaller Companies Fund

	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,

	2008	2007	2008	2007	2008	2007

Operations:

Net investment income (loss)	$105,788	$(1,127,842)	$(346,181)	$(646,622)	$(271,997)	$(715,675)

Net realized gain (loss) on investments and foreign currency transactions	9,884,624	26,674,804	(2,744,525)	6,124,444	(13,245,766)	28,104,160

Net change in unrealized appreciation of investments and foreign currency transactions	(93,108,293)	39,895,714	(20,705,255)	7,196,508	(105,000,158)	7,543,171

Increase (Decrease) in Net Assets from Operations	(83,117,881)	65,442,676	(23,795,961)	12,674,330	(118,517,921)	34,931,656

Distributions to Shareholders:

Net realized short-term gain on investments:

Class A	(4,976,138)	(2,719,635)	—	—	(4,348,690)	(5,868,094)

Class B	(544,513)	(366,055)	—	—	(279,047)	(559,566)

Class C	(664,332)	(324,911)	—	—	(636,123)	(407,691)

Class D	(2,197,462)	(1,092,228)	—	—	(1,547,345)	(2,654,196)

Class I	(649,293)	(378,007)	—	—	(1,953,614)	(561,176)

Class R	(549,569)	(119,611)	—	—	(24,489)	(6,694)

	(9,581,307)	(5,000,447)	—	—	(8,789,308)	(10,057,417)

Net realized long-term gain on investments:

Class A	(6,817,581)	(3,390,788)	—	—	(8,811,767)	(8,780,263)

Class B	(746,072)	(456,369)	—	—	(586,986)	(836,385)

Class C	(910,177)	(405,068)	—	—	(685,413)	(610,040)

Class D	(3,010,664)	(1,361,762)	—	—	(3,731,512)	(3,971,274)

Class I	(889,574)	(471,289)	—	—	(3,863,565)	(839,645)

Class R	(752,945)	(149,127)	—	—	(44,154)	(10,015)

	(13,127,013)	(6,234,403)	—	—	(17,723,397)	(15,047,622)

Decrease in Net Assets from Distributions	(22,708,320)	(11,234,850)	—	—	(26,512,705)	(25,105,039)

Capital Share Transactions:

Net proceeds from sales of shares	39,311,618	27,529,340	4,066,308	1,697,682	13,513,098	61,967,960

Exchanged from associated funds	6,928,086	8,912,091	2,198,518	2,762,415	1,319,898	2,872,084

Investment of gain distributions	20,904,475	10,071,190	—	—	23,752,553	22,156,123

Total	67,144,179	46,512,621	6,264,826	4,460,097	38,585,549	86,996,167

Cost of shares repurchased	(43,974,326)	(29,586,927)	(7,940,994)	(11,344,634)	(32,183,695)	(43,013,889)

Exchanged into associated funds	(15,001,472)	(7,884,355)	(1,853,592)	(2,893,651)	(4,923,337)	(5,658,577)

Total	(58,975,798)	(37,471,282)	(9,794,586)	(14,238,285)	(37,107,032)	(48,672,466)

Increase (Decrease) in Net Assets from Capital Share Transactions	8,168,381	9,041,339	(3,529,760)	(9,778,188)	1,478,517	38,323,701

Proceeds from Regulatory Settlement (Note 9)	—	—	—	—	175,439	—

Increase (Decrease) in Net Assets	(97,657,820)	63,249,165	(27,325,721)	2,896,142	(143,376,670)	48,150,318

Net Assets:

Beginning of year	162,681,518	99,432,353	46,632,062	43,735,920	244,803,443	196,653,125

End of Year*	$65,023,698	$162,681,518	$19,306,341	$46,632,062	$101,426,773	$244,803,443

* Including undistributed/accumulated net investment income (loss):	$237,801	$(9,414)	$655	$(1,117)	$644,943	$(533,346)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Global Technology Fund		International Growth Fund

	Year Ended October 31,		Year Ended October 31,

	2008	2007	2008	2007

Operations:

Net investment loss	$(5,118,617)	$(5,604,665)	$(96,609)	$(816,665)

Net realized gain (loss) on investments and foreign currency transactions	(13,318,917)	75,707,441	(29,069,617)	23,479,591

Net change in unrealized appreciation of investments and foreign currency transactions	(151,841,675)	27,623,283	(31,217,589)	12,150,847

Increase (Decrease) in Net Assets from Operations	(170,279,209)	97,726,059	(60,383,815)	34,813,773

Distributions to Shareholders:

Net realized short-term gain on investments:

Class A	—	—	(3,521,326)	—

Class B	—	—	(597,659)	—

Class C	—	—	(627,706)	—

Class D	—	—	(1,509,355)	—

Class I	—	—	(910,398)	—

Class R	—	—	(31,437)	—

	—	—	(7,197,881)	—

Net realized long-term gain on investments:

Class A	—	—	(4,878,218)	—

Class B	—	—	(827,959)	—

Class C	—	—	(869,583)	—

Class D	—	—	(2,090,963)	—

Class I	—	—	(1,261,207)	—

Class R	—	—	(43,549)	—

	—	—	(9,971,479)	—

Decrease in Net Assets from Distributions	—	—	(17,169,360)	—

Capital Share Transactions:

Net proceeds from sales of shares	41,471,857	55,273,555	16,116,496	12,113,369

Exchanged from associated funds	2,575,123	2,127,040	5,005,897	6,173,307

Investment of gain distributions	—	—	15,002,467	—

Total	44,046,980	57,400,595	36,124,860	18,286,676

Cost of shares repurchased	(74,860,752)	(75,460,902)	(27,829,481)	(22,514,159)

Exchanged into associated funds	(11,188,445)	(5,135,391)	(8,973,588)	(5,899,152)

Total	(86,049,197)	(80,596,293)	(36,803,069)	(28,413,311)

Decrease in Net Assets from Capital Share Transactions	(42,002,217)	(23,195,698)	(678,209)	(10,126,635)

Increase (Decrease) in Net Assets	(212,281,426)	74,530,361	(78,231,384)	24,687,138

Net Assets:

Beginning of year	440,220,242	365,689,881	118,211,778	93,524,640

End of Year*	$227,938,816	$440,220,242	$39,980,394	$118,211,778

* Including undistributed/accumulated net investment income (loss):	$(3,147)	$(1,258)	$21,709	$(49,556)

See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Series consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Through May 16, 2008, each Fund of the Series offered six classes of shares with the exception of Global Technology Fund, which offered five classes of shares (Class I shares are not offered).

Class A shares are sold with an initial sales charge of up to 5.75% (4.75% prior to January 7, 2008) and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Series approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Funds no longer offer Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Notwithstanding these valuation methods, the Funds may adjust the value of securities as described below.

Many securities markets and exchanges outside the United States (“US”) close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available or are otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

The following risks apply to some or all of the investments in which the Funds invest. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in emerging market and other smaller foreign companies should be considered speculative. Stocks of large-or small-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the performance of the Funds investing in such companies may be negatively affected. The products of technology companies may be subject to severe competition and rapid

Notes to Financial Statements

obsolescence, and technology stocks may be subject to greater price fluctuation, government regulation, and limited liquidity as compared to other investments. To the extent that a Fund has a substantial percentage of its assets exposed to an industry, the Fund’s performance may be negatively affected if that industry falls out of favor.

b.

Foreign Securities — Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in foreign securities will be traded primarily in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Series does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c.

Options — Each Fund is authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options for the year ended October 31, 2008.

d.

Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

e.

Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

	g.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

h.

Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

On November 1, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” FIN 48 requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2005-2008 in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds’ financial statements for the year ended October 31, 2008.

3.

Management Fee, Distribution Services, and Other Transactions — The Funds’ investment manager (the “Manager”) manages the affairs of the Series (see Note 12) and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Growth Fund and the International Growth Fund is equal to 1.00% on the first $50 million of the Fund’s average daily net assets, 0.95% on the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $1.05 billion. The annual management fee rate with respect to Global Smaller Companies Fund is equal to 1.00% on the first $100 million of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $100 million.

Notes to Financial Statements

The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion.

The management fees reflected in the Statements of Operations for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund, and International Growth Fund were 1.25%, 1.00%, 0.95%, 1.00% and 0.98%, respectively, per annum of the average daily net assets of each of the Funds of the Series.

Wellington Management Company, LLP (the “Subadviser”), is the Sub-adviser to the Series and is responsible for furnishing investment advice, research and assistance with respect to Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund (the “Subadvised Funds”). Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each of the Subadvised Funds determined as follows: for Emerging Markets Fund, the Subadviser receives 0.65% of the Fund’s average daily net assets; for Global Growth Fund and International Growth Fund, the Subadviser receives 0.45% on the first $50 million of each Fund’s average daily net assets and 0.40% of each Fund’s daily net assets in excess of $50 million; for Global Smaller Companies Fund, the Subadviser receives 0.75% on the first $100 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $100 million.

The Manager has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 28, 2009. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements.

For the year ended October 31, 2008, the amount of expenses reimbursed by the Manager was as follows:

Fund	Reimbursements

Emerging Markets Fund	$225,973

Global Growth Fund	50,744

International Growth Fund	23,792

Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager.

For the year ended October 31, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received commissions and concessions from sales of Class A shares. Commissions were also paid to dealers for sales of Class A shares as follows:

Fund	Commissions and Concessions Retained by Distributor	Dealer Commissions

Emerging Markets Fund	$11,763	$58,043

Global Growth Fund	1,536	7,829

Global Smaller Companies Fund	2,069	9,643

Global Technology Fund	34,409	231,130

International Growth Fund	1,820	13,328

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series monthly pursuant to the Plan. For the year ended October 31, 2008, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $165,246, $56,368, $230,850, $623,168, and $99,447, respectively, or 0.25% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B, Class C, Class D (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

For the year ended October 31, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D (only through May 16, 2008), and 0.50% per annum of the average daily net assets of Class R shares, were as follows:

Fund	Class B	Class C	Class D	Class R

Emerging Markets Fund	$55,576	$190,827	$158,779	$50,182

Global Growth Fund	23,251	60,255	42,645	597

Global Smaller Companies Fund	44,658	194,613	204,481	3,269

Global Technology Fund	158,593	485,775	351,689	9,095

International Growth Fund	55,984	126,315	99,198	2,810

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended October 31, 2008, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees pursuant to the Plan, as follows:

Fund	Distribution and Service (12b-1) Fees

Emerging Markets Fund	$13,673

Global Growth Fund	4,205

Global Smaller Companies Fund	13,974

Global Technology Fund	52,945

International Growth Fund	5,802

The Distributor is entitled to retain any CDSC imposed on certain redemptions of shares. For the year ended October 31, 2008, such charges were as follows:

Fund	Amount

Emerging Markets Fund	$5,104

Global Growth Fund	3,765

Global Smaller Companies Fund	6,554

Global Technology Fund	52,044

International Growth Fund	24,222

Notes to Financial Statements

The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended October 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount

Emerging Markets Fund	$622,555

Global Growth Fund	164,382

Global Smaller Companies Fund	565,480

Global Technology Fund	1,157,757

International Growth Fund	321,843

These charges are determined in accordance with a methodology approved by the Series directors. Class I shares receive more limited shareholder services than the Funds’ other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their relative net asset values, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Series to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of October 31, 2008, the Series’ potential obligation under the Guaranty is $1,203,100. As of October 31, 2008, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranty. Each Fund would bear a portion of any payments made by the Series under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

During the year ended October 31, 2008, certain officers and directors of the Series were officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Series or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at October 31, 2008, are included in accrued expenses and other liabilities as follows:

Fund	Amount

Emerging Markets Fund	$1,486

Global Growth Fund	819

Global Smaller Companies Fund	2,093

Global Technology Fund	3,147

International Growth Fund	1,198

Deferred fees and related accrued earnings are not deductible by the Series for federal income tax purposes until such amounts are paid.

4.

Committed Line of Credit — The Series is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund’s borrowings have been limited to 10% of its total assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2008, the Series did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Emerging Markets Fund	$156,368,481	$171,300,383

Global Growth Fund	28,865,129	31,996,416

Global Smaller Companies Fund	153,572,842	173,689,285

Global Technology Fund	581,189,686	604,017,626

International Growth Fund	279,499,610	297,289,313

6.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of each Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2008, the tax basis cost of investments for federal income tax purposes for each Fund was as follows:

Fund	Tax Basis Cost

Emerging Markets Fund	$95,827,053

Global Growth Fund	25,742,567

Global Smaller Companies Fund	173,624,260

Global Technology Fund	327,046,529

International Growth Fund	47,322,896

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements

The tax basis components of accumulated earnings (losses) at October 31, 2008 are presented below.

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Gross unrealized appreciation of portfolio securities*	$2,878,916	$560,820	$1,949,811	$1,157,337	$535,060

Gross unrealized depreciation of portfolio securities*	(34,984,935)	(7,660,577)	(79,412,332)	(108,251,502)	(8,495,644)

Net unrealized depreciation of portfolio securities*	(32,106,019)	(7,099,757)	(77,462,521)	(107,094,165)	(7,960,584)

Net unrealized appreciation of foreign currencies and forward currency contracts	155,412	6,643	3,832	33,018	25,828

Accumulated net realized gains (capital loss carryforwards)	7,986,619	(45,810,332)	(12,733,602)	(376,499,822)	(26,719,082)

Total accumulated losses	$(23,963,988)	$(52,903,446)	$(90,192,291)	$(483,560,969)	$(34,653,838)

*Includes the effects of foreign currency translations.

At October 31, 2008, the Funds listed below had net capital loss carryforwards for federal income tax purposes, which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Funds will be able to utilize all of their capital loss carryforwards before they expire. These capital loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

2009	$16,729,539	$—	$153,656,658	$—

2010	26,311,335	—	193,291,796	—

2011	53,556	—	17,073,210	—

2016	2,715,902	12,733,602	12,478,158	26,719,082

Total	$45,810,332	$12,733,602	$376,499,822	$26,719,082

The tax characterization of distributions paid for the year ended October 31, 2008, were as follows:

	Ordinary Income	Long-Term Capital Gain

Emerging Markets Fund	$9,581,307	$13,127,013

Global Smaller Companies Fund	8,789,308	17,723,397

International Growth Fund	7,197,881	9,971,479

A portion of the cost of the shares repurchased from shareholders represents capital gain distributions for tax purposes. For the year ended October 31, 2008, these amounts were as follows:

	Cost of Shares Repurchased	Capital Gain Distributions

Emerging Markets Fund	$58,975,798	$3,658,000

This information is provided for federal tax purposes only.

7.	Outstanding Forward Currency Contracts — At October 31, 2008, the Funds had outstanding forward currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)

Emerging Markets Fund

Bought:

Turkish lira	205,000	143,608	11/21/08	131,909	$(11,699)

Turkish lira	1,502,000	1,075,623	11/21/08	966,473	(109,150)

South Korean won	1,312,885,000	1,035,398	1/22/09	1,028,181	(7,217)

Notes to Financial Statements

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)

Emerging Markets Fund (continued)

Bought:

South Korean won	549,560,000	539,048	1/22/09	430,386	$(108,662)

South Korean won	295,842,000	291,183	1/22/09	231,688	(59,495)

Hungarian forints	14,648,000	80,830	2/19/09	70,627	(10,203)

South African rand	10,455,000	1,077,058	9/29/09	985,967	(91,091)

					$(397,517)

Sold:

Turkish lira	21,594	13,990	11/3/08	13,989	$1

Mexican pesos	382,864	30,314	11/4/08	29,754	560

Turkish lira	2,689,000	2,007,166	11/21/08	1,730,258	276,908

South Korean won	2,158,287,000	2,122,627	1/22/09	1,690,255	432,372

Hungarian forints	94,682,000	502,185	2/19/09	456,521	45,664

South African rand	20,663,000	2,304,723	9/29/09	1,948,640	356,083

South African rand	2,570,000	287,891	9/29/09	242,366	45,525

					$1,157,113

Global Growth Fund

Bought:

Euros	36,670	47,473	11/3/08	46,738	$(735)

Japanese yen	4,146,558	42,834	11/4/08	42,092	(742)

					$(1,477)

Global Smaller Companies Fund

Bought:

British pounds	37,577	61,868	11/4/08	60,475	(1,393)

Swiss francs	265,272	229,410	11/5/08	228,742	(668)

					$(2,061)

Sold:

Canadian dollars	45,147	37,921	11/3/08	37,457	$464

Euros	24,272	31,402	11/3/08	30,936	466

Canadian dollars	16,475	13,566	11/4/08	13,669	(103)

Japanese yen	6,986,419	72,170	11/4/08	70,921	1,249

Canadian dollars	39,617	31,574	11/5/08	32,869	(1,295)

Japanese yen	4,139,241	41,976	11/5/08	42,018	(42)

Canadian dollars	18,661	14,975	11/6/08	15,483	(508)

Japanese yen	41,591,330	427,055	11/6/08	422,204	4,851

Canadian dollars	15,592	12,212	11/7/08	12,936	(724)

Canadian dollars	22,752	18,644	11/12/08	18,877	(233)

					$4,125

International Growth Fund

Bought:

British pounds	251,043	410,796	11/3/08	404,016	$(6,780)

Canadian dollars	178,804	146,556	11/3/08	148,348	1,792

Euros	16,563	21,428	11/3/08	21,110	(318)

Euros	190,223	246,263	11/3/08	242,449	(3,814)

Hong Kong dollars	2,139,260	275,962	11/3/08	276,031	69

Swiss francs	57,181	50,554	11/3/80	49,306	(1,248)

Canadian dollars	162,758	135,523	11/4/08	135,035	(488)

Danish krone	709,686	123,256	11/4/08	121,474	(1,782)

Swiss francs	186,227	163,559	11/4/08	160,582	(2,977)

Euros	52,598	67,063	11/4/08	67,039	(24)

British pounds	232,558	382,889	11/4/08	374,268	(8,621)

Notes to Financial Statements

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)

International Growth Fund (continued)

Bought:

Japanese yen	17,150,315	177,164	11/4/08	174,098	$(3,066)

Canadian dollars	178,518	147,177	11/5/08	148,111	934

British pounds	35,561	57,241	11/5/08	57,231	(10)

Japanese yen	29,900,636	303,224	11/5/08	303,529	305

					$(26,028)

Sold:

Euros	285,706	364,275	11/3/08	364,146	$129

Norwegian krone	814,944	122,718	11/3/08	120,996	1,722

Swiss francs	408,669	353,430	11/3/08	352,392	1,038

Euros	90,605	117,297	11/4/08	115,480	1,817

Euros	102,169	130,143	11/5/08	130,219	(76)

Euros	90,812	115,777	11/5/08	115,745	32

Swiss francs	307,104	265,587	11/5/08	264,813	774

Japanese yen	2,979,628	30,595	11/6/08	30,247	348

					$5,784

8. Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

Emerging Markets Fund

	Year Ended October 31,				Year Ended October 31,

	2008		2007		2008†		2007

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,283,560	$17,203,943	780,036	$11,131,911	27,443	$317,947	37,195	$475,719

Exchanged from associated funds	337,307	4,876,862	379,059	5,465,656	43,428	583,751	69,136	917,575

Investment of gain distributions	659,058	10,129,722	431,184	5,057,797	90,204	1,224,967	72,521	771,619

Converted from Class B*	86,322	1,151,505	79,660	1,165,338	—	—	—	—

Total	2,366,247	33,362,032	1,669,939	22,820,702	161,075	2,126,665	178,852	2,164,913

Cost of shares repurchased	(1,724,885)	(22,734,995)	(1,073,114)	(15,442,473)	(119,740)	(1,345,934)	(115,446)	(1,457,760)

Exchanged into associated funds	(697,396)	(9,347,400)	(405,056)	(5,413,847)	(135,706)	(1,569,993)	(62,037)	(727,767)

Converted to Class A*	—	—	—	—	(97,992)	(1,151,505)	(88,089)	(1,165,338)

Total	(2,422,281)	(32,082,395)	(1,478,170)	(20,856,320)	(353,438)	(4,067,432)	(265,572)	(3,350,865)

Increase (decrease)	(56,034)	$1,279,637	191,769	$1,964,382	(192,363)	$(1,940,767)	(86,720)	$(1,185,952)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	418,045	$4,591,995	135,219	$1,703,646	346,133	$4,452,103	588,308	$7,479,540

Exchanged from associated funds	52,804	643,442	47,816	642,231	63,387	823,940	141,515	1,886,629

Investment of gain distributions	113,159	1,543,482	65,591	700,514	378,383	5,164,923	226,689	2,423,309

Converted from Class D**	2,219,009	30,067,573	—	—	—	—	—	—

Total	2,803,017	36,846,492	248,626	3,046,391	787,903	10,440,966	956,512	11,789,478

Cost of shares repurchased	(430,221)	(4,559,296)	(104,321)	(1,280,590)	(556,257)	(7,304,209)	(591,903)	(7,729,622)

Exchanged into associated funds	(345,614)	(3,279,610)	(58,450)	(687,444)	(61,787)	(781,654)	(84,962)	(1,055,281)

Converted to Class C**	—	—	—	—	(2,210,852)	(30,067,573)	—	—

Total	(775,835)	(7,838,906)	(162,771)	(1,968,034)	(2,828,896)	(38,153,436)	(676,865)	(8,784,903)

Increase (decrease)	2,027,182	$29,007,586	85,855	$1,078,357	(2,040,993)	$(27,712,470)	279,647	$3,004,575

See footnotes on page 46.

Notes to Financial Statements

	Year Ended October 31,				Year Ended October 31,

	2008		2007		2008†		2007

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	225,406	$2,840,724	116,909	$1,756,303	740,185	$9,904,906	324,602	$4,982,221

Exchanged from associated funds	—	—	—	—	8	91	—	—

Investment of gain distributions	93,321	1,538,867	68,602	849,295	85,411	1,302,514	23,001	268,656

Total	318,727	4,379,591	185,511	2,605,598	825,604	11,207,511	347,603	5,250,877

Cost of shares repurchased	(246,938)	(3,285,688)	(197,520)	(2,837,409)	(367,893)	(4,744,204)	(59,341)	(839,073)

Exchanged into associated funds	—	—	—	—	(2,357)	(22,815)	(1)	(16)

Total	(246,938)	(3,285,688)	(197,520)	(2,837,409)	(370,250)	(4,767,019)	(59,342)	(839,089)

Increase (decrease)	71,789	$1,093,903	(12,009)	$(231,811)	455,354	$6,440,492	288,261	$4,411,788

Global Growth Fund

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	260,849	$2,535,621	83,079	$807,445	37,710	$324,080	15,757	$134,337

Exchanged from associated funds	101,055	982,720	234,859	2,097,922	18,451	173,035	19,485	171,749

Converted from Class B*	66,171	612,691	47,449	470,357	—	—	—	—

Total	428,075	4,131,032	365,387	3,375,724	56,161	497,115	35,242	306,086

Cost of shares repurchased	(523,018)	(4,713,803)	(622,060)	(5,833,004)	(77,987)	(642,268)	(119,954)	(1,018,913)

Exchanged into associated funds	(152,818)	(1,031,956)	(267,392)	(2,406,134)	(4,392)	(34,932)	(6,153)	(50,969)

Converted to Class A*	—	—	—	—	(73,504)	(612,691)	(52,239)	(470,357)

Total	(675,836)	(5,745,759)	(889,452)	(8,239,138)	(155,883)	(1,289,891)	(178,346)	(1,540,239)

Decrease	(247,761)	$(1,614,727)	(524,065)	$(4,863,414)	(99,722)	$(792,776)	(143,104)	$(1,234,153)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	54,094	$462,722	23,114	$197,495	27,135	$246,961	44,818	$388,278

Exchanged from associated funds	88,270	655,594	37,932	360,197	41,456	387,169	14,292	132,547

Converted from Class D**	797,118	7,564,653	—	—	—	—	—	—

Total	939,482	8,682,969	61,046	557,692	68,591	634,130	59,110	520,825

Cost of shares repurchased	(148,991)	(1,109,177)	(80,149)	(690,104)	(134,636)	(1,210,531)	(276,351)	(2,334,767)

Exchanged into associated funds	(90,498)	(688,400)	(11,849)	(99,212)	(9,356)	(81,801)	(40,155)	(337,336)

Converted to Class C**	—	—	—	—	(797,118)	(7,564,653)	—	—

Total	(239,489)	(1,797,577)	(91,998)	(789,316)	(941,110)	(8,856,985)	(316,506)	(2,672,103)

Increase (decrease)	699,993	$6,885,392	(30,952)	$(231,624)	(872,519)	$(8,222,855)	(257,396)	$(2,151,278)

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	30,272	$305,941	16,961	$169,512	20,262	$190,983	68	$615

Cost of shares repurchased	(28,502)	(256,924)	(158,171)	(1,466,130)	(1,209)	(8,291)	(196)	(1,716)

Exchanged into associated funds	—	—	—	—	(2,928)	(16,503)	—	—

Total	(28,502)	(256,924)	(158,171)	(1,466,130)	(4,137)	(24,794)	(196)	(1,716)

Increase (decrease)	1,770	$49,017	(141,210)	$(1,296,618)	16,125	$166,189	(128)	$(1,101)

See footnotes on page 46.

Notes to Financial Statements

Global Smaller Companies Fund

	Year Ended October 31,				Year Ended October 31,

	2008		2007		2008†		2007

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	467,289	$6,607,919	548,297	$9,811,660	13,430	$159,943	19,834	$308,702

Exchanged from associated funds	51,186	771,071	61,034	1,108,343	1,141	13,739	9,325	146,486

Investment of gain distributions	654,358	10,792,230	737,084	12,206,102	56,699	792,446	89,572	1,288,046

Converted from Class B*	74,235	1,030,940	99,703	1,800,388	—	—	—	—

Total	1,247,068	19,202,160	1,446,118	24,926,493	71,270	966,128	118,731	1,743,234

Cost of shares repurchased	(1,418,029)	(19,810,610)	(1,230,182)	(22,442,552)	(107,321)	(1,263,258)	(160,704)	(2,514,059)

Exchanged into associated funds	(165,305)	(2,255,773)	(143,768)	(2,551,977)	(38,939)	(420,353)	(21,135)	(327,331)

Converted to Class A*	—	—	—	—	(88,066)	(1,030,940)	(115,053)	(1,800,388)

Total	(1,583,334)	(22,066,383)	(1,373,950)	(24,994,529)	(234,326)	(2,714,551)	(296,892)	(4,641,778)

Increase (decrease)	(336,266)	$(2,864,223)	72,168	$(68,036)	(163,056)	$(1,748,423)	(178,161)	$(2,898,544)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	144,097	$1,624,125	86,075	$1,319,673	122,667	$1,580,336	195,303	$3,068,684

Exchanged from associated funds	20,644	243,410	67,811	1,087,918	22,045	281,134	32,360	526,968

Investment of gain distributions	95,475	1,277,247	68,354	987,038	353,860	5,007,122	433,939	6,257,407

Converted from Class D**	2,794,477	37,054,761	—	—	—	—	—	—

Total	3,054,693	40,199,543	222,240	3,394,629	498,572	6,868,592	661,602	9,853,059

Cost of shares repurchased	(386,118)	(4,242,869)	(112,052)	(1,782,863)	(372,964)	(4,735,837)	(711,639)	(11,195,008)

Exchanged into associated funds	(150,221)	(1,592,375)	(55,106)	(871,280)	(48,052)	(626,548)	(123,552)	(1,900,042)

Converted to Class C**	—	—	—	—	(2,798,698)	(37,054,761)	—	—

Total	(536,339)	(5,835,244)	(167,158)	(2,654,143)	(3,219,714)	(42,417,146)	(835,191)	(13,095,050)

Increase (decrease)	2,518,354	$34,364,299	55,082	$740,486	(2,721,142)	$(35,548,554)	(173,589)	$(3,241,991)

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	226,419	$3,133,991	2,388,713	$47,000,062	28,570	$406,784	24,459	$459,179

Exchanged from associated funds	—	—	—	—	807	10,544	124	2,369

Investment of gain distributions	337,495	5,814,864	81,680	1,400,822	4,245	68,644	1,017	16,708

Total	563,914	8,948,855	2,470,393	48,400,884	33,622	485,972	25,600	478,256

Cost of shares repurchased	(146,295)	(2,041,885)	(265,961)	(5,074,131)	(6,626)	(89,236)	(274)	(5,276)

Exchanged into associated funds	—	—	—	—	(2,455)	(28,288)	(472)	(7,947)

Total	(146,295)	(2,041,885)	(265,961)	(5,074,131)	(9,081)	(117,524)	(746)	(13,223)

Increase	417,619	$6,906,970	2,204,432	$43,326,753	24,541	$368,448	24,854	$465,033

See footnotes on page 46.

Notes to Financial Statements

Global Technology Fund

	Year Ended October 31,				Year Ended October 31,

	2008		2007		2008†		2007

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,743,720	$30,508,018	2,145,693	$37,663,804	75,568	$1,128,131	144,040	$2,193,119

Exchanged from associated funds	105,319	1,696,259	65,684	1,145,278	3,260	47,045	20,394	316,476

Converted from Class B*	745,218	11,907,813	288,597	5,291,937	—	—	—	—

Total	2,594,257	44,112,090	2,499,974	44,101,019	78,828	1,175,176	164,434	2,509,595

Cost of shares repurchased	(3,465,241)	(55,090,727)	(2,956,618)	(50,405,265)	(207,122)	(3,060,852)	(527,066)	(7,956,651)

Exchanged into associated funds	(485,458)	(7,852,338)	(172,509)	(2,923,617)	(26,360)	(389,789)	(42,460)	(629,373)

Converted to Class A*	—	—	—	—	(808,986)	(11,907,813)	(328,427)	(5,291,937)

Total	(3,950,699)	(62,943,065)	(3,129,127)	(53,328,882)	(1,042,468)	(15,358,454)	(897,953)	(13,877,961)

Decrease	(1,356,442)	$(18,830,975)	(629,153)	$(9,227,863)	(963,640)	$(14,183,278)	(733,519)	$(11,368,366)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	311,049	$4,707,850	413,683	$6,316,564	138,408	$2,154,278	526,823	$8,251,758

Exchanged from associated funds	44,679	636,501	24,462	382,806	12,711	194,031	18,882	282,480

Converted from Class D**	4,091,733	65,304,051	—	—	—	—	—	—

Total	4,447,461	70,648,402	438,145	6,699,370	151,119	2,348,309	545,705	8,534,238

Cost of shares repurchased	(698,236)	(9,475,751)	(294,811)	(4,448,068)	(408,848)	(6,127,515)	(824,408)	(12,398,282)

Exchanged into associated funds	(113,477)	(1,437,324)	(33,600)	(486,067)	(102,222)	(1,482,690)	(73,391)	(1,096,334)

Converted to Class C**	—	—	—	—	(4,099,439)	(65,304,051)	—	—

Total	(811,713)	(10,913,075)	(328,411)	(4,934,135)	(4,610,509)	(72,914,256)	(897,799)	(13,494,616)

Increase (decrease)	3,635,748	$59,735,327	109,734	$1,765,235	(4,459,390)	$(70,565,947)	(352,094)	$(4,960,378)

Class R

	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	182,790	$2,973,580	48,031	$848,310

Exchanged from associated funds	96	1,287	—	—

Total	182,886	2,974,867	48,031	848,310

Cost of shares repurchased	(68,609)	(1,105,907)	(14,827)	(252,636)

Exchanged into associated funds	(1,841)	(26,304)	—	—

Total	(70,450)	(1,132,211)	(14,827)	(252,636)

Increase	112,436	$1,842,656	33,204	$595,674

See footnotes on page 46.

Notes to Financial Statements

International Growth Fund

	Year Ended October 31,				Year Ended October 31,

	2008		2007		2008†		2007

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	488,697	$6,904,545	277,635	$4,967,857	14,809	$193,775	30,026	$466,736

Exchanged from associated funds	209,148	3,326,381	205,994	3,459,594	20,343	291,809	45,598	711,148

Investment of gain distributions	368,363	6,560,540	—	—	87,561	1,358,078	—	—

Converted from Class B*	41,166	607,561	36,239	684,407	—	—	—	—

Total	1,107,374	17,399,027	519,868	9,111,858	122,713	1,843,662	75,624	1,177,884

Cost of shares repurchased	(1,225,425)	(17,583,522)	(597,730)	(10,741,794)	(115,936)	(1,344,125)	(97,009)	(1,524,607)

Exchanged into associated funds	(320,291)	(4,727,807)	(207,735)	(3,448,011)	(120,655)	(1,488,282)	(30,076)	(469,086)

Converted to Class A*	—	—	—	—	(47,394)	(607,561)	(40,606)	(684,407)

Total	(1,545,716)	(22,311,329)	(805,465)	(14,189,805)	(283,985)	(3,439,968)	(167,691)	(2,678,100)

Decrease	(438,342)	$(4,912,302)	(285,597)	$(5,077,947)	(161,272)	$(1,596,306)	(92,067)	$(1,500,216)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	149,204	$1,723,901	101,336	$1,601,391	131,027	$1,857,956	193,531	$3,069,770

Exchanged from associated funds	52,674	732,143	67,867	1,063,548	44,479	640,280	59,796	936,427

Investment of gain distributions	82,529	1,282,506	—	—	228,601	3,554,753	—	—

Converted from Class D**	1,229,357	16,940,531	—	—	—	—	—	—

Total	1,513,764	20,679,081	169,203	2,664,939	404,107	6,052,989	253,327	4,006,197

Cost of shares repurchased	(334,436)	(3,827,206)	(133,043)	(2,073,258)	(258,871)	(3,500,874)	(399,031)	(6,251,877)

Exchanged into associated funds	(131,777)	(1,442,717)	(40,192)	(616,784)	(89,935)	(1,281,885)	(85,937)	(1,360,222)

Converted to Class C**	—	—	—	—	(1,228,465)	(16,940,531)	—	—

Total	(466,213)	(5,269,923)	(173,235)	(2,690,042)	(1,577,271)	(21,723,290)	(484,968)	(7,612,099)

Increase (decrease)	1,047,551	$15,409,158	(4,032)	$(25,103)	(1,173,164)	$(15,670,301)	(231,641)	$(3,605,902)

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	371,464	$5,000,172	93,533	$1,734,100	29,760	$436,147	15,288	$273,515

Exchanged from associated funds	—	—	—	—	1,523	15,284	140	2,590

Investment of gain distributions	114,416	2,171,605	—	—	4,251	74,985	—	—

Total	485,880	7,171,777	93,533	1,734,100	35,534	526,416	15,428	276,105

Cost of shares repurchased	(111,129)	(1,515,894)	(102,735)	(1,918,723)	(3,925)	(57,860)	(206)	(3,900)

Exchanged into associated funds	—	—	—	—	(2,496)	(32,897)	(306)	(5,049)

Total	(111,129)	(1,515,894)	(102,735)	(1,918,723)	(6,421)	(90,757)	(512)	(8,949)

Increase (decrease)	374,751	$5,655,883	(9,202)	$(184,623)	29,113	$435,659	14,916	$267,156

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

**	Effective May 16, 2008, Class D shares were converted to Class C shares.

†	November 1, 2007 to May 16, 2008, in the case of Class D shares.

Notes to Financial Statements

9.

Proceeds from Regulatory Settlement — In June, 2008, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Global Smaller Companies Fund received $175,439, which represented Global Smaller Companies Fund’s portion of the proceeds from the settlement (Global Smaller Companies Fund was not a party to the proceeding). The proceeds received by Global Smaller Companies Fund were recorded as an increase to additional paid-in capital.

10.

Other Matters — In late 2003, J. & W. Seligman & Co. Incorporated (“JWS”) conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001- 2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource Investments, LLC (“RiverSource”) and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

11.

Recently Issued Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Funds are currently evaluating the impact of the adoption of SFAS 157 but believes the impact will be limited to expanded disclosures in the Funds’ financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Funds are currently evaluating the impact of the adoption of SFAS 161 on the Funds’ financial statements and related disclosures.

12.

Subsequent Events — On November 7, 2008, RiverSource, a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of JWS. With the Acquisition completed and shareholders of each Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (with respect to each Fund of the Series) and RiverSource, and a new subadvisory agreement between RiverSource and the Subadvisor (with respect to each Subadvised Fund). RiverSource is the new investment manager of the Funds effective November 7, 2008. RiverSource will continue any contractual fee waiver/expense reimbursement arrangements currently in effect for the Funds.

Financial Highlights

The tables below are intended to help you understand the financial performance of each of the Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

Emerging Markets Fund

CLASS A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$19.02	$12.62	$10.19	$7.67	$6.47

Income (Loss) from Investment Operations:

Net investment income (loss)	0.03	(0.10)	(0.03)	(0.01)	(0.04)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(9.07)	7.89	3.18	2.53	1.24

Total from Investment Operations	(9.04)	7.79	3.15	2.52	1.20

Less Distributions:

Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—

Net Asset Value, End of Year	$7.40	$19.02	$12.62	$10.19	$7.67

Total Return	(54.56)%	68.61%	32.80%	32.86%	18.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$33,558	$87,269	$55,515	$48,276	$34,066

Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.58%	3.03%

Ratio of net investment income (loss) to average net assets	0.26%	(0.74)%	(0.29)%	(0.08)%	(0.53)%

Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.54%	2.45%	2.46%	2.78%

Ratio of net investment income (loss) to average net assets	0.07%	(0.84)%	(0.40)%	(0.28)%

CLASS B

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$17.13	$11.58	$9.47	$7.19	$6.11

Income (Loss) from Investment Operations:

Net investment loss	(0.06)	(0.19)	(0.11)	(0.07)	(0.09)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(7.99)	7.13	2.94	2.35	1.17

Total from Investment Operations	(8.05)	6.94	2.83	2.28	1.08

Less Distributions:

Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—

Net Asset Value, End of Year	$6.50	$17.13	$11.58	$9.47	$7.19

Total Return	(54.84)%	67.30%	31.85%	31.71%	17.68%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,061	$8,732	$6,908	$6,317	$7,847

Ratio of expenses to average net assets	3.10%	3.10%	3.10%	3.33%	3.78%

Ratio of net investment loss to average net assets	(0.49)%	(1.49)%	(1.04)%	(0.83)%	(1.28)%

Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%

Without expense reimbursementø:

Ratio of expenses to average net assets	3.29%	3.20%	3.21%	3.53%

Ratio of net investment loss to average net assets	(0.68)%	(1.59)%	(1.15)%	(1.03)%

See footnotes on page 62.

Financial Highlights

Emerging Markets Fund (continued)

CLASS C

	Year Ended October 31,

	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$17.20		$11.62	$9.50	$7.20	$6.12

Income (Loss) from Investment Operations:

Net investment loss	(0.06)		(0.19)	(0.11)	(0.07)	(0.09)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(8.04)		7.16	2.95	2.37	1.17

Total from Investment Operations	(8.10)		6.97	2.84	2.30	1.08

Less Distributions:

Distributions from net realized capital gain	(2.58)		(1.39)	(0.72)	—	—

Net Asset Value, End of Year	$6.52		$17.20	$11.62	$9.50	$7.20

Total Return	(54.92)%		67.33%	31.85%	31.94%	17.65%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$17,209		$10,507	$6,101	$4,053	$2,243

Ratio of expenses to average net assets	3.10%		3.10%	3.10%	3.33%	3.78%

Ratio of net investment loss to average net assets	(0.49)%		(1.49)%	(1.04)%	(0.83)%	(1.28)%

Portfolio turnover rate	123.49%		106.56%	110.49%	129.33%	106.84%

Without expense reimbursementø:

Ratio of expenses to average net assets	3.30%		3.20%	3.21%	3.53%

Ratio of net investment loss to average net assets	(0.68)%		(1.59)%	(1.15)%	(1.03)%

CLASS D

	11/1/07 to 5/16/08†		Year Ended October 31,

			2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$17.20		$11.62	$9.50	$7.20	$6.11

Income (Loss) from Investment Operations:

Net investment loss	(0.01)		(0.19)	(0.11)	(0.07)	(0.09)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(1.01)		7.16	2.95	2.37	1.18

Total from Investment Operations	(1.02)		6.97	2.84	2.30	1.09

Less Distributions:

Distributions from net realized capital gain	(2.58)		(1.39)	(0.72)	—	—

Net Asset Value, End of Period	$13.60		$17.20	$11.62	$9.50	$7.20

Total Return	(5.98)%		67.31%	31.85%	31.94%	17.84%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$35,113	$20,471	$13,459	$10,684

Ratio of expenses to average net assets	3.10	%††	3.10%	3.10%	3.33%	3.78%

Ratio of net investment loss to average net assets	(0.14	)%††	(1.49)%	(1.04)%	(0.83)%	(1.28)%

Portfolio turnover rate	123.49	%†††	106.56%	110.49%	129.33%	106.84%

Without expense reimbursementø:

Ratio of expenses to average net assets	3.35	%††	3.20%	3.21%	3.53%

Ratio of net investment loss to average net assets	(0.39	)%††	(1.59)%	(1.15)%	(1.03)%

See footnotes on page 62.

Financial Highlights

Emerging Markets Fund (continued)

CLASS I

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$20.20	$13.25	$10.60	$7.92	$6.61

Income (Loss) from Investment Operations:

Net investment income (loss)	0.12	(0.02)	0.04	0.06	0.05

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(9.75)	8.36	3.33	2.62	1.26

Total from Investment Operations	(9.63)	8.34	3.37	2.68	1.31

Less Distributions:

Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—

Net Asset Value, End of Year	$7.99	$20.20	$13.25	$10.60	$7.92

Total Return	(54.25)%	69.61%	33.66%	33.84%	19.82%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,335	$12,043	$8,060	$6,470	$4,836

Ratio of expenses to average net assets	1.77%	1.72%	1.73%	1.89%	1.87%

Ratio of net investment income (loss) to average net assets	0.84%	(0.11)%	0.34%	0.62%	0.63%

Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%

CLASS R

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$18.90	$12.58	$10.17	$7.67	$6.47

Income (Loss) from Investment Operations:

Net investment loss	—	(0.14)	(0.06)	(0.03)	(0.06)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(8.96)	7.85	3.19	2.53	1.26

Total from Investment Operations	(8.96)	7.71	3.13	2.50	1.20

Less Distributions:

Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—

Net Asset Value, End of Year	$7.36	$18.90	$12.58	$10.17	$7.67

Total Return	(54.47)%	68.16%	32.66%	32.59%	18.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,861	$9,018	$2,377	$708	$174

Ratio of expenses to average net assets	2.60%	2.60%	2.60%	2.83%	3.27%

Ratio of net investment income (loss) to average net assets	0.01%	(0.99)%	(0.54)%	(0.33)%	(0.78)%

Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.79%	2.70%	2.71%	3.03%

Ratio of net investment loss to average net assets	(0.18)%	(1.09)%	(0.65)%	(0.53)%

See footnotes on page 62.

Financial Highlights

Global Growth Fund

CLASS A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$11.61	$8.59	$7.39	$7.31	$6.21

Income (Loss) from Investment Operations:

Net investment loss	(0.07)	(0.12)	(0.08)	(0.03)	(0.08)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(6.08)	3.14	1.28	0.11	1.18

Total from Investment Operations	(6.15)	3.02	1.20	0.08	1.10

Net Asset Value, End of Year	$5.46	$11.61	$8.59	$7.39	$7.31

Total Return	(52.97)%	35.16%	16.24%	1.09%	17.71	%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$11,981	$28,330	$25,477	$25,951	$31,668

Ratio of expenses to average net assets	2.10%	2.10%	2.10%	2.10%	2.30%

Ratio of net investment loss to average net assets	(0.71)%	(1.31)%	(0.97)%	(0.40)%	(1.17)%

Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.25%	2.31%	2.26%	2.31%

Ratio of net investment loss to average net assets	(0.85)%	(1.52)%	(1.13)%	(0.61)%

CLASS B

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$10.49	$7.82	$6.77	$6.75	$5.78

Income (Loss) from Investment Operations:

Net investment loss	(0.13)	(0.18)	(0.13)	(0.08)	(0.12)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(5.46)	2.85	1.18	0.10	1.09

Total from Investment Operations	(5.59)	2.67	1.05	0.02	0.97

Net Asset Value, End of Year	$4.90	$10.49	$7.82	$6.77	$6.75

Total Return	(53.29)%	34.14%	15.51%	0.30%	16.78	%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,057	$3,309	$3,588	$5,800	$9,849

Ratio of expenses to average net assets	2.85%	2.85%	2.85%	2.85%	3.05%

Ratio of net investment loss to average net assets	(1.46)%	(2.06)%	(1.72)%	(1.15)%	(1.92)%

Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%

Without expense reimbursementø:

Ratio of expenses to average net assets	3.00%	3.06%	3.01%	3.06%

Ratio of net investment loss to average net assets	(1.60)%	(2.27)%	(1.88)%	(1.36)%

See footnotes on page 62.

Financial Highlights

Global Growth Fund (continued)

CLASS C

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$10.49	$7.83	$6.78	$6.76	$5.79

Income (Loss) from Investment Operations:

Net investment loss	(0.12)	(0.18)	(0.13)	(0.08)	(0.12)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(5.47)	2.84	1.18	0.10	1.09

Total from Investment Operations	(5.59)	2.66	1.05	0.02	0.97

Net Asset Value, End of Year	$4.90	$10.49	$7.83	$6.78	$6.76

Total Return	(53.29)%	33.97%	15.49%	0.30%	16.75	%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,264	$3,924	$3,169	$3,335	$3,208

Ratio of expenses to average net assets	2.85%	2.85%	2.85%	2.85%	3.05%

Ratio of net investment loss to average net assets	(1.46)%	(2.06)%	(1.72)%	(1.15)%	(1.92)%

Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%

Without expense reimbursementø:

Ratio of expenses to average net assets	3.00%	3.06%	3.01%	3.06%

Ratio of net investment loss to average net assets	(1.60)%	(2.27)%	(1.88)%	(1.36)%

CLASS D

	11/1/07 to 5/16/08†		Year Ended October 31,

			2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$10.49		$7.82	$6.78	$6.75	$5.79

Income (Loss) from Investment Operations:

Net investment loss	(0.07)		(0.18)	(0.13)	(0.08)	(0.12)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(0.93)		2.85	1.17	0.11	1.08

Total from Investment Operations	(1.00)		2.67	1.04	0.03	0.96

Net Asset Value, End of Period	$9.49		$10.49	$7.82	$6.78	$6.75

Total Return	(9.53)%		34.14%	15.34%	0.44%	16.58	%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$9,153	$8,841	$10,263	$13,635

Ratio of expenses to average net assets	2.87	%††	2.85%	2.85%	2.85%	3.05%

Ratio of net investment loss to average net assets	(1.37	)%††	(2.06)%	(1.72)%	(1.15)%	(1.92)%

Portfolio turnover rate	79.25	%†††	86.05%	127.09%	269.07%	270.63%

Without expense reimbursementø:

Ratio of expenses to average net assets	3.00	%††	3.06%	3.01%	3.06%

Ratio of net investment loss to average net assets	(1.49	)%††	(2.27)%	(1.88)%	(1.36)%

See footnotes on page 62.

Financial Highlights

Global Growth Fund (continued)

CLASS I

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$12.03	$8.86	$7.57	$7.45	$6.29

Income (Loss) from Investment Operations:

Net investment income (loss)	(0.01)	(0.07)	(0.03)	0.01	(0.03)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(6.32)	3.24	1.32	0.11	1.19

Total from Investment Operations	(6.33)	3.17	1.29	0.12	1.16

Net Asset Value, End of Year	$5.70	$12.03	$8.86	$7.57	$7.45

Total Return	(52.62)%	35.78%	17.04%	1.61%	18.44	%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$904	$1,887	$2,639	$2,207	$2,081

Ratio of expenses to average net assets	1.50%	1.52%	1.51%	1.59%	1.55%

Ratio of net investment income (loss) to average net assets	(0.11)%	(0.73)%	(0.38)%	0.11%	(0.42)%

Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%

CLASS R

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$11.50	$8.53	$7.35	$7.29	$6.21

Income (Loss) from Investment Operations:

Net investment loss	(0.09)	(0.14)	(0.10)	(0.05)	(0.10)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(6.01)	3.11	1.28	0.11	1.18

Total from Investment Operations	(6.10)	2.97	1.18	0.06	1.08

Net Asset Value, End of Year	$5.40	$11.50	$8.53	$7.35	$7.29

Total Return	(53.04)%	34.82%	16.05%	0.82%	17.39	%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$101	$29	$23	$2	$2

Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.55%

Ratio of net investment loss to average net assets	(0.96)%	(1.56)%	(1.22)%	(0.65)%	(1.42)%

Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.50%	2.56%	2.51%	2.56%

Ratio of net investment loss to average net assets	(1.10)%	(1.77)%	(1.38)%	(0.86)%

See footnotes on page 62.

Financial Highlights

Global Smaller Companies Fund

CLASS A

	Year Ended October 31,

	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$19.54		$18.78	$16.63	$13.67	$11.78

Income (Loss) from Investment Operations:

Net investment loss	(0.02)		(0.04)	(0.08)	(0.09)	(0.09)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(9.22)		3.11	2.66	3.05	1.98

Total from Investment Operations	(9.24)		3.07	2.58	2.96	1.89

Less Distributions:

Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$8.25		$19.54	$18.78	$16.63	$13.67

Total Return	(52.47	)% (1)	18.59%	20.30%	21.65%	16.04	% øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$50,206		$125,539	$119,268	$111,473	$87,189

Ratio of expenses to average net assets	1.91%		1.79%	1.82%	1.98%	2.13%

Ratio of net investment loss to average net assets	(0.13)%		(0.19)%	(0.43)%	(0.57)%	(0.69)%

Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

CLASS B

	Year Ended October 31,

	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$16.85		$16.61	$14.93	$12.38	$10.75

Income (Loss) from Investment Operations:

Net investment loss	(0.11)		(0.15)	(0.19)	(0.18)	(0.17)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(7.77)		2.70	2.30	2.73	1.80

Total from Investment Operations	(7.88)		2.55	2.11	2.55	1.63

Less Distributions:

Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$6.92		$16.85	$16.61	$14.93	$12.38

Total Return	(52.82	)% (1)	17.77%	19.40%	20.60%	15.16	% øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,835		$7,222	$10,074	$16,721	$30,356

Ratio of expenses to average net assets	2.66%		2.54%	2.57%	2.73%	2.88%

Ratio of net investment loss to average net assets	(0.88)%		(0.94)%	(1.18)%	(1.32)%	(1.44)%

Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

See footnotes on page 62.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS C

	Year Ended October 31,

	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$16.91		$16.67	$14.98	$12.40	$10.77

Income (Loss) from Investment Operations:

Net investment loss	(0.10)		(0.15)	(0.19)	(0.19)	(0.17)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(7.81)		2.70	2.31	2.77	1.80

Total from Investment Operations	(7.91)		2.55	2.12	2.58	1.63

Less Distributions:

Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$6.95		$16.91	$16.67	$14.98	$12.40

Total Return	(52.80	)% (1)	17.70%	19.41%	20.81%	15.14	% øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$20,950		$8,402	$7,361	$6,084	$3,035

Ratio of expenses to average net assets	2.66%		2.54%	2.57%	2.73%	2.88%

Ratio of net investment loss to average net assets	(0.88)%		(0.94)%	(1.18)%	(1.32)%	(1.44)%

Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

CLASS D

	11/1/07 to 5/16/08†		Year Ended October 31,

			2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$16.89		$16.65	$14.97	$12.40	$10.77

Income (Loss) from Investment Operations:

Net investment loss	(0.06)		(0.15)	(0.19)	(0.19)	(0.17)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(1.53)		2.70	2.30	2.76	1.80

Total from Investment Operations	(1.59)		2.55	2.11	2.57	1.63

Less Distributions:

Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—

Proceeds from Regulatory Settlement	—		—	—	—	—

Net Asset Value, End of Period	$13.24		$16.89	$16.65	$14.97	$12.40

Total Return	(10.82)%		17.72%	19.35%	20.73%	15.14	% øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$45,973	$48,208	$47,633	$45,140

Ratio of expenses to average net assets	2.64	%††	2.54%	2.57%	2.73%	2.88%

Ratio of net investment loss to average net assets	(0.85	)%††	(0.94)%	(1.18)%	(1.32)%	(1.44)%

Portfolio turnover rate	83.70	%†††	72.24%	67.93%	76.40%	94.65%

See footnotes on page 62.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS I

	Year Ended October 31,

	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$20.34		$19.36	$17.02	$13.91	$11.91

Income (Loss) from Investment Operations:

Net investment income	0.07		0.08	0.03	0.01	—	**

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(9.68)		3.21	2.74	3.10	2.00

Total from Investment Operations	(9.61)		3.29	2.77	3.11	2.00

Less Distributions:

Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$8.68		$20.34	$19.36	$17.02	$13.91

Total Return	(52.20	)%(1)	19.24%	20.99%	22.36%	16.79	%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$27,976		$57,048	$11,607	$9,643	$7,979

Ratio of expenses to average net assets	1.28%		1.21%	1.26%	1.36%	1.45%

Ratio of net investment income (loss) to average net assets	0.50%		0.38%	0.13%	0.05%	(0.02)%

Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

CLASS R

	Year Ended October 31,

	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$19.34		$18.65	$16.56	$13.64	$11.78

Income (Loss) from Investment Operations:

Net investment loss	(0.05)		(0.08)	(0.12)	(0.13)	(0.12)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(9.11)		3.08	2.64	3.05	1.98

Total from Investment Operations	(9.16)		3.00	2.52	2.92	1.86

Less Distributions:

Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$8.13		$19.34	$18.65	$16.56	$13.64

Total Return	(52.62	)%(1)	18.30%	20.00%	21.41%	15.79	%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$460		$620	$134	$107	$2

Ratio of expenses to average net assets	2.16%		2.04%	2.07%	2.23%	2.38%

Ratio of net investment loss to average net assets	(0.38)%		(0.44)%	(0.68)%	(0.82)%	(0.94)%

Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

See footnotes on page 62.

Financial Highlights

Global Technology Fund

CLASS A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$19.82	$15.42	$12.81	$11.51	$11.81

Income (Loss) from Investment Operations:

Net investment loss	(0.21)	(0.21)	(0.19)	(0.10)	(0.18)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(7.84)	4.61	2.80	1.40	(0.12)

Total from Investment Operations	(8.05)	4.40	2.61	1.30	(0.30)

Net Asset Value, End of Year	$11.77	$19.82	$15.42	$12.81	$11.51

Total Return	(40.62)%	28.53%	20.37%	11.29%	(2.54	)%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$165,249	$305,156	$247,066	$236,998	$270,154

Ratio of expenses to average net assets	1.76%	1.75%	1.77%	1.83%	1.83%

Ratio of net investment loss to average net assets	(1.23)%	(1.21)%	(1.30)%	(0.81)%	(1.57)%

Portfolio turnover rate	171.14%	208.35%	195.49%	150.83%	133.51%

CLASS B

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$17.38	$13.62	$11.40	$10.33	$10.67

Income (Loss) from Investment Operations:

Net investment loss	(0.29)	(0.30)	(0.26)	(0.17)	(0.25)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(6.85)	4.06	2.48	1.24	(0.09)

Total from Investment Operations	(7.14)	3.76	2.22	1.07	(0.34)

Net Asset Value, End of Year	$10.24	$17.38	$13.62	$11.40	$10.33

Total Return	(41.08)%	27.61%	19.47%	10.36%	(3.19	)%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,086	$28,767	$32,534	$40,428	$57,700

Ratio of expenses to average net assets	2.51%	2.50%	2.52%	2.58%	2.58%

Ratio of net investment loss to average net assets	(1.98)%	(1.96)%	(2.05)%	(1.56)%	(2.32)%

Portfolio turnover rate	171.14%	208.35%	195.49%	150.83%	133.51%

See footnotes on page 62.

Financial Highlights

Global Technology Fund (continued)

CLASS C

	Year Ended October 31,

	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$17.39		$13.63	$11.40	$10.33	$10.67

Income (Loss) from Investment Operations:

Net investment loss	(0.28)		(0.30)	(0.26)	(0.17)	(0.25)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(6.86)		4.06	2.49	1.24	(0.09)

Total from Investment Operations	(7.14)		3.76	2.23	1.07	(0.34)

Net Asset Value, End of Year	$10.25		$17.39	$13.63	$11.40	$10.33

Total Return	(41.06)%		27.59%	19.56%	10.36%	(3.19	)%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$53,538		$27,633	$20,161	$18,001	$22,401

Ratio of expenses to average net assets	2.51%		2.50%	2.52%	2.58%	2.58%

Ratio of net investment loss to average net assets	(1.98)%		(1.96)%	(2.05)%	(1.56)%	(2.32)%

Portfolio turnover rate	171.14%		208.35%	195.49%	150.83%	133.51%

CLASS D

	11/1/07 to 5/16/08†		Year Ended October 31,

			2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$17.35		$13.60	$11.38	$10.31	$10.65

Income (Loss) from Investment Operations:

Net investment loss	(0.08)		(0.30)	(0.26)	(0.17)	(0.25)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(1.34)		4.05	2.48	1.24	(0.09)

Total from Investment Operations	(1.42)		3.75	2.22	1.07	(0.34)

Net Asset Value, End of Period	$15.93		$17.35	$13.60	$11.38	$10.31

Total Return	(8.18)%		27.57%	19.51%	10.38%	(3.19	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$77,381	$65,436	$67,135	$83,800

Ratio of expenses to average net assets	2.52	%††	2.50%	2.52%	2.58%	2.58%

Ratio of net investment loss to average net assets	(1.95	)%††	(1.96)%	(2.05)%	(1.56)%	(2.32)%

Portfolio turnover rate	171.14	%†††	208.35%	195.49%	150.83%	133.51%

See footnotes on page 62.

Financial Highlights

Global Technology Fund (continued)

CLASS R

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$19.62	$15.30	$12.74	$11.49	$11.80

Income (Loss) from Investment Operations:

Net investment loss	(0.24)	(0.25)	(0.22)	(0.13)	(0.21)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(7.76)	4.57	2.78	1.38	(0.10)

Total from Investment Operations	(8.00)	4.32	2.56	1.25	(0.31)

Net Asset Value, End of Year	$11.62	$19.62	$15.30	$12.74	$11.49

Total Return	(40.77)%	28.23%	20.09%	10.88%	(2.63	)%øø

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,067	$1,282	$492	$287	$197

Ratio of expenses to average net assets	2.01%	2.00%	2.02%	2.08%	2.08%

Ratio of net investment loss to average net assets	(1.48)%	(1.46)%	(1.55)%	(1.06)%	(1.82)%

Portfolio turnover rate	171.14%	208.35%	195.49%	150.83%	133.51%

International Growth Fund

CLASS A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$21.82	$15.58	$12.56	$12.01	$9.90

Income (Loss) from Investment Operations:

Net investment loss	—	(0.11)	(0.09)	(0.02)	(0.15)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(10.95)	6.35	3.11	0.57	2.26

Total from Investment Operations	(10.95)	6.24	3.02	0.55	2.11

Less Distributions:

Distributions from net realized capital gain	(3.06)	—	—	—	—

Net Asset Value, End of Year	$7.81	$21.82	$15.58	$12.56	$12.01

Total Return	(58.06)%	40.05%	24.04%	4.58%	21.31%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$17,997	$59,856	$47,192	$36,963	$30,553

Ratio of expenses to average net assets	2.08%	2.00%	2.08%	2.08%	2.80%

Ratio of net investment loss to average net assets	(0.01)%	(0.62)%	(0.61)%	(0.13)%	(1.39)%

Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.12%		2.09%	2.32%

Ratio of net investment loss to average net assets	(0.05)%		(0.62)%	(0.37)%

See footnotes on page 62.

Financial Highlights

International Growth Fund (continued)

CLASS B

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$19.43	$13.98	$11.35	$10.93	$9.08

Income (Loss) from Investment Operations:

Net investment loss	(0.10)	(0.22)	(0.18)	(0.10)	(0.22)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(9.52)	5.67	2.81	0.52	2.07

Total from Investment Operations	(9.62)	5.45	2.63	0.42	1.85

Less Distributions:

Distributions from net realized capital gain	(3.06)	—	—	—	—

Net Asset Value, End of Year	$6.75	$19.43	$13.98	$11.35	$10.93

Total Return	(58.41)%	38.98%	23.17%	3.84%	20.37%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,083	$9,126	$7,852	$7,488	$6,537

Ratio of expenses to average net assets	2.83%	2.75%	2.83%	2.83%	3.55%

Ratio of net investment loss to average net assets	(0.76)%	(1.37)%	(1.36)%	(0.88)%	(2.14)%

Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.87%		2.84%	3.07%

Ratio of net investment loss to average net assets	(0.80)%		(1.37)%	(1.12)%

CLASS C

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$19.46	$14.00	$11.37	$10.95	$9.09

Income (Loss) from Investment Operations:

Net investment loss	(0.09)	(0.22)	(0.18)	(0.10)	(0.22)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(9.54)	5.68	2.81	0.52	2.08

Total from Investment Operations	(9.63)	5.46	2.63	0.42	1.86

Less Distributions:

Distributions from net realized capital gain	(3.06)	—	—	—	—

Net Asset Value, End of Year	$6.77	$19.46	$14.00	$11.37	$10.95

Total Return	(58.37)%	39.00%	23.13%	3.84%	20.46%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$10,403	$9,533	$6,916	$5,233	$2,574

Ratio of expenses to average net assets	2.83%	2.75%	2.83%	2.83%	3.55%

Ratio of net investment loss to average net assets	(0.76)%	(1.37)%	(1.36)%	(0.88)%	(2.14)%

Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.87%		2.84%	3.07%

Ratio of net investment loss to average net assets	(0.79)%		(1.37)%	(1.12)%

See footnotes on page 62.

Financial Highlights

International Growth Fund (continued)

CLASS D

	11/1/07 to 5/16/08†		Year Ended October 31,

			2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$19.46		$14.01	$11.38	$10.96	$9.10

Income (Loss) from Investment Operations:

Net investment loss	(0.03)		(0.22)	(0.18)	(0.10)	(0.22)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(2.58)		5.67	2.81	0.52	2.08

Total from Investment Operations	(2.61)		5.45	2.63	0.42	1.86

Less Distributions:

Distributions from net realized capital gain	(3.06)		—	—	—	—

Net Asset Value, End of Period	$13.79		$19.46	$14.01	$11.38	$10.96

Total Return	(15.20)%		38.90%	23.11%	3.83%	20.44%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$22,835	$19,676	$16,951	$11,138

Ratio of expenses to average net assets	2.82	%††	2.75%	2.83%	2.83%	3.55%

Ratio of net investment loss to average net assets	(0.45	)%††	(1.39)%	(1.36)%	(0.88)%	(2.14)%

Portfolio turnover rate	344.77	%†††	235.33%	165.09%	189.17%	241.12%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.83	%††		2.84%	3.07%

Ratio of net investment loss to average net assets	(0.46	)%††		(1.37)%	(1.12)%

CLASS I

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$23.04	$16.35	$13.09	$12.44	$10.13

Income (Loss) from Investment Operations:

Net investment income (loss)	0.10	—	0.01	0.06	(0.02)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(11.70)	6.69	3.25	0.59	2.33

Total from Investment Operations	(11.60)	6.69	3.26	0.65	2.31

Less Distributions:

Distributions from net realized capital gain	(3.06)	—	—	—	—

Net Asset Value, End of Year	$8.38	$23.04	$16.35	$13.09	$12.44

Total Return	(57.77)%	40.92%	24.90%	5.23%	22.80%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$9,083	$16,332	$11,740	$9,292	$7,911

Ratio of expenses to average net assets	1.41%	1.36%	1.38%	1.46%	1.59%

Ratio of net investment income (loss) to average net assets	0.66%	0.02%	0.09%	0.49%	(0.18)%

Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%

See footnotes on page 62.

Financial Highlights

International Growth Fund (continued)

CLASS R

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$21.65	$15.50	$12.53	$12.00	$9.90

Income (Loss) from Investment Operations:

Net investment loss	(0.04)	(0.16)	(0.12)	(0.05)	(0.18)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(10.83)	6.31	3.09	0.58	2.28

Total from Investment Operations	(10.87)	6.15	2.97	0.53	2.10

Less Distributions:

Distributions from net realized capital gain	(3.06)	—	—	—	—

Total Distributions	(3.06)

Net Asset Value, End of Year	$7.72	$21.65	$15.50	$12.53	$12.00

Total Return	(58.16)%	39.68%	23.70%	4.42%	21.21%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$414	$531	$149	$110	$2

Ratio of expenses to average net assets	2.33%	2.25%	2.33%	2.33%	3.05%

Ratio of net investment loss to average net assets	(0.26)%	(0.87)%	(0.86)%	(0.38)%	(1.64)%

Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%

Without expense reimbursementø:

Ratio of expenses to average net assets	2.37%		2.34%	2.57%

Ratio of net investment loss to average net assets	(0.30)%		(0.87)%	(0.62)%

*	Certain per share amounts for periods prior to November 1, 2006 were reclassified to conform to the current period’s presentation.

**	Less than $0.01.

†	Date of conversion to Class C shares.

††	Annualized.

†††	Computed at the Fund level for the year ended October 31, 2008.

ø

The Manager has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 28, 2009. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements.

øø

Excluding the effect of certain payments received from the Manager in 2004 (Note 10), total returns would have been as follows: for Global Growth Fund Class A, B, C, D, I, and R 17.56%, 16.63%, 16.60%, 16.43%, 18.28%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C, D, I, and R 15.84%, 14.95%, 14.93%, 14.92%, 16.58%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%, respectively.

(1)

In June 2008, the Global Smaller Companies Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the total return by 0.09% (Note 9).

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Seligman Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (the “Funds”) comprising the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Seligman Global Fund Series, Inc. as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 30, 2008

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement and the Subadvisory Agreement

In the discussion below, the term “Series” refers to Seligman Global Fund Series, Inc. and the term “Fund” refers to Seligman Emerging Markets Fund, the Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction results in the automatic termination of the Series’ management agreements with Seligman relating to each Fund (the “Seligman Management Agreements”) and the subadvisory agreement (the “Seligman Subadvisory Agreement”) between Seligman and Wellington Management Company, LLP (“Wellington” or “Subadviser”) relating to Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (the “Subadvised Funds”). In anticipation of the termination of the Seligman Management Agreements and the Seligman Subadvisory Agreement, at a meeting held on July 29, 2008, the directors of the Series, of which each Fund is a separate series, unanimously approved an investment management agreement with RiverSource in respect of the Funds (the “Proposed Advisory Agreement”). In addition, in the case of each of the Subadvised Funds, the directors unanimously approved a subadvisory agreement between RiverSource and Wellington (the “Proposed Subadvisory Agreement”). At the special meeting of shareholders of the Series held on November 3, 2008, the shareholders of each Fund approved the Proposed Advisory Agreement for such Fund and the shareholders of each Subadvised Fund also approved the Proposed Subadvisory Agreement for such Fund. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to each Fund.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approvals by, Seligman, RiverSource and Ameriprise. In addition, prior to the approval of the Proposed Subadvisory Agreement, the directors also requested and evaluated extensive materials provided by the Subadviser with respect to each Subadvised Fund.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource and the Proposed Subadvisory Agreement between RiverSource and Wellington. The independent directors also discussed the proposed approvals with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Series (and each Fund) with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Series (and each Fund), and the overall arrangements between the Series (and each Fund) and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Series (and each Fund) and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The directors also determined that the selection of Wellington, to subadvise the Subadvised Funds as provided in the Proposed Subadvisory Agreement, was also fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource and the Subadviser with respect to compliance and their regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)	that the portfolio management team for each Fund would not change as a result of the Transaction;

(v)

that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Series (and each Fund) or its shareholders;

(vi)

that within the past year the directors had performed a full annual review of the Seligman Management and Subadvisory Agreements, as required by the Investment Company Act of 1940 (“1940 Act”), for the Series (and each Fund) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund and the subadvisory fee rate for each Subadvised Fund were satisfactory;

(vii)

the potential benefits to the Series (and each Fund) of the combination of RiverSource and Seligman, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Series (and each Fund); and the potential for realization of economies of scale over time since the Series (and each Fund) will be part of a much larger fund complex;

(viii)

the fact that each Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement and, for the Subadvised Funds, the Proposed Subadvisory Agreement, but would remain the same;

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement and the Subadvisory Agreement

(ix)	that RiverSource, and not the Series or Funds, would bear the costs of obtaining all approvals of the Proposed Advisory and Subadvisory Agreements;

(x)	the qualifications of the personnel of RiverSource, Ameriprise and Wellington that would provide advisory, subadvisory and administrative services to the Series (and each Fund);

(xi)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreement;

(xii)	the terms and conditions of the Proposed Subadvisory Agreement, including that it was the same as the Seligman Subadvisory Agreement in all material respects;

(xiii)

that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Series and each Fund; and

(xiv)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; and

(xv)

their knowledge of the nature and quality of services provided by the Subadviser gained from its experience as directors of the Series in the Seligman Group of Funds for which the Subadviser provides services and its overall confidence in its integrity and competence gained from that experience.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory and Subadvisory Agreements, the directors considered, among other things, the expected impact of the Transaction on the operations of the Series and each Fund, the information provided by RiverSource and Wellington with respect to the nature, extent and quality of services to be provided by them and RiverSource’s and Wellington’s compliance programs and compliance records, and presentations provided on the quality of RiverSource’s and Wellington’s investment research capabilities and the other resources they and Ameriprise have indicated that they would dedicate to performing services for the Series and each Fund.

The directors noted the professional experience and qualifications of the current portfolio management team of each Fund and other senior personnel of RiverSource and Wellington. The directors considered a report by the Series’ Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Series’ Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The directors also considered RiverSource’s and Wellington’s presentations on the selection of brokers and dealers for portfolio transactions and noted that they receive regular reports concerning such selection by Wellington and that RiverSource would provide similar reports in the future. As administrative services (provided under each Seligman Management Agreement) would be provided to the Series (and each Fund) by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s role in coordinating the activities of the Series’ (and each Fund’s) other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Series (and each Fund) to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource, Wellington and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Series (and each Fund) under the Proposed Advisory Agreement, Proposed Subadvisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Series (and the Funds) and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource and the Subadviser had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s and the Subadviser’s financial conditions based on information provided by them.

The directors noted that the proposed fees under the Proposed Advisory Agreement and, for Subadvised Funds, the Proposed Subadvisory Agreement in respect of a Fund were the same as provided under the Seligman Management and Subadvisory Agreements in respect of such Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s and the Subadviser’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability, and the Subadviser’s historical profitability, from its relationship with each Fund was not excessive.

Fall-Out Benefits

The directors considered that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Seligman fund that invests in equity securities. The directors also noted RiverSource’s representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund. The directors recognized that the Subadviser also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. They reviewed information about RiverSource’s and the Subadviser’s practices with respect to allocating portfolio brokerage for brokerage and research services.

The directors also considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which will become an affiliate of RiverSource following the Transaction) will receive 12b-1 fees from each Fund in respect of shares held in certain accounts, and that such Fund’s distributor

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement and the Subadvisory Agreement

(which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The directors recognized that RiverSource’s and Wellington’s profitability would be somewhat lower without these benefits. The directors noted that RiverSource and Wellington may derive reputational and other benefits from their association with the Funds and each Subadvised Fund, respectively.

Investment Results

The directors receive and review detailed performance information on each Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory and Subadvisory Agreements. The directors noted that each Fund’s current portfolio management team would continue to advise that Fund after the Transaction.

The directors reviewed performance information on each Fund covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized rolling periods ranging from one to ten years ending June 30, 2008. For most of these periods the directors reviewed information comparing each Fund to other funds with similar investment objectives as determined by Lipper, with one or more selected securities indices, to a group of competitor funds selected by Seligman and, where applicable, similar RiverSource funds. The directors also reviewed information about portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives, including, where applicable, RiverSource funds.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of each Fund.

The following factors specific to each individual Fund also were noted and considered by the directors in deciding to approve the Proposed Advisory and Subadvisory Agreements:

Seligman Emerging Markets Fund. The directors reviewed information showing performance of the Fund compared to the Lipper Emerging Markets Fund Average and the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), as well as performance relative to the other funds in the Lipper Emerging Markets Fund Average and to a group of competitor funds selected by Seligman. Seligman reminded the directors that Wellington had assumed portfolio management responsibilities in September 2003. The directors noted the Fund’s results had been improving and were above all of its benchmarks for 2007 and the first six months of 2008. The directors further noted that the Fund was above the Lipper median for the one- and three-year periods, and that the Fund’s results were above its competitor average for the three-year period and Lipper benchmarks for the three-year and five-year period presented, although the Fund’s results were otherwise mixed for the other periods. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Seligman Global Growth Fund. The directors reviewed information showing performance of the Fund compared to the Lipper Global Large-Cap Growth Funds Average, the Lipper Global Funds Average, the Morgan Stanley Capital International World Index (the “MSCI World Index”) and the MSCI World Growth Index, as well as performance relative to the other funds in the Lipper Global Large-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. Seligman reminded the directors that Wellington had assumed portfolio management responsibilities in September 2003. Seligman noted that the leadership of the team managing the Fund had changed in 2007. The comparative information showed that the Fund was above the Lipper median for the one-and three-year periods, and that the Fund’s results were substantially above all its benchmarks for 2007 and 2004, although it generally lagged its benchmarks in other periods. Seligman stated that for periods prior to 2004 Seligman believed it was appropriate to consider the favorable historical results achieved by Wellington in the Fund’s asset class, which had been an important factor in selecting Wellington as the Fund’s subadviser. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Seligman Global Smaller Companies Fund. The directors reviewed information showing performance of the Fund compared to the S&P/Citigroup Broad Market Less Than US $2 Billion (“S&P/Citigroup BM”) Index and the Lipper Global Small/Mid-Cap Funds Average, as well as performance relative to the other funds in the Lipper Global Small/Mid-Cap Funds Average and to a group of competitor funds selected by Seligman. The directors noted the Fund has substantial and positive returns for the full calendar-year periods after 2002, as well as the five- and three-year periods. The directors also noted that, while the Fund had negative returns in the first six months of 2008, its results were above each of its benchmarks for that period. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results since Wellington had assumed portfolio management responsibilities were satisfactory.

Seligman Global Technology Fund. The directors reviewed information showing performance of the Fund compared to the Morgan Stanley Capital International (“MSCI”) World Information Technology Index (the “MSCI WIT Index”), the MSCI World Index, the Lipper Global Science/Technology Funds Average and the Lipper Global Funds Average, as well as performance relative to the other funds in the Lipper Global Science/Technology Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Fund was above the Lipper median for all periods shown, and that its results were also above the MSCI WIT Index and Lipper Global Science/Technology Funds Average for the five-year period and above each of its benchmarks for the three-year period. For the first six months of 2008 the Fund’s results were above all of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement and the Subadvisory Agreement

Seligman International Growth Fund. The directors reviewed information showing performance of the Fund compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the MSCI EAFE Growth Index, the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average, as well as performance relative to the Lipper International Multi-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. Seligman reminded the directors that Wellington had assumed portfolio management responsibilities for the Fund in September 2003. The directors noted the Fund had substantial and positive returns for the periods since 2003, other than in the most recent period, and that the Fund’s results exceeded each of its benchmarks in 2007. For the first six months of 2008, the Fund’s results trailed each of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fees and Other Expenses

The directors considered the proposed advisory fee rate to be paid by each Fund to RiverSource, which is the same as the management fee rate currently paid by each Fund. The directors also considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreement, which is also the same as those currently in effect with respect to the Subadvised Funds. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The directors noted that for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Technology Fund and Seligman International Growth Fund, the effective advisory fee rate for a RiverSource fund in the same Lipper peer group was lower than the proposed advisory fee rate for the corresponding Fund, and that the RiverSource equity fund fee rates are generally subject to adjustments based on investment performance whereas the proposed fee rates, consistent with those in the Seligman Management Agreements, do not reflect performance adjustments. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared each Fund’s proposed advisory fee rate to the funds in the applicable Lipper category or a subset thereof having net assets in a range that more closely corresponded to the net assets of the Fund (a Fund’s “peer group”). In considering the proposed advisory fee rates, the directors noted that each Fund’s current management fee rate covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to each Fund pursuant to separate administrative services agreements initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without shareholder approval, although RiverSource noted that, at the time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors also reviewed data provided by Wellington comparing the subadvisory fee rates in the Proposed Subadvisory Agreement with the rates it earns from advising other accounts. The directors noted that the subadvisory fee rates paid under the Proposed Subadvisory Agreement are generally within the range of those paid by the Subadviser’s other clients of comparable size.

The directors also considered the fees that the Subadviser charges other clients with investment objectives similar to those of certain of the Funds. The directors noted that the management fee rate (and subadvisory fee rate) paid by “clone” portfolios of Seligman International Growth Fund and Seligman Global Technology Fund, are the same or higher as the fee rates charged to such Funds.

The directors also reviewed each Fund’s total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of each Fund, the directors noted that each Fund has elected to have shareholder services provided at cost by SDC. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Fund and their shareholders with a consistently high level of service. Seligman reviewed with the directors the view that maintaining high quality shareholder services is very important to the Funds and their shareholders. The directors concluded that the incremental cost of SDC to the Funds was reasonable in light of the high quality of service it provided. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource. Seligman also stated that custody expenses were a significant component of the total expense ratio. It explained that custodians charge a fixed fee per securities transaction processed, irrespective of the size of the transaction. For small Funds, and for Funds with high portfolio turnover rates, the per-transaction fee represents a larger percentage of net assets than for larger or less actively traded funds. Seligman added, in the cases of the Funds, that custodial fees (including the fees of foreign subcustodians) were significantly higher than those for funds that invest primarily in U.S. securities.

For each Fund, except as otherwise described in the fund-by-fund discussion that follows, the directors noted that they had concluded in their most recent continuance considerations that the management fee and total expense ratio were at an acceptable level in light of the quality of services provided to the Fund and in comparison to the Fund’s peer group; that the advisory fee would not be increased and would stay the same for each Fund; that the total expense ratio had not changed materially since the time of the most recent consideration approval for each Fund; and that RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the directors concluded that the total expense ratio and proposed advisory fee for each Fund anticipated to result from the proposed arrangements with RiverSource was acceptable. The directors also noted, in respect of the Funds that currently had the benefit of waiver and reimbursement policies of Seligman, that RiverSource had agreed to continue such waiver and reimbursement policies for the periods announced by Seligman.

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement and the Subadvisory Agreement

The following factors specific to each individual Fund also were noted and considered by the directors in deciding to approve the Proposed Advisory and Subadvisory Agreements:

Seligman Emerging Markets Fund. The directors compared the Fund’s management fee rate to a subset of funds in the Lipper Emerging Markets Funds Average category having net assets in a range that more closely corresponded to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was slightly higher than the median and lower than the average for its Lipper peer group. The directors noted that the Fund’s fee rate schedule includes a breakpoint although, at the Fund’s current asset levels, it was unlikely to benefit from it in the next year.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The directors also noted that the Fund’s total expense ratio was higher than an emerging markets fund advised by RiverSource. Seligman noted that the costs associated with managing emerging markets funds generally were significantly higher than for other types of funds for a variety of reasons, including increased custody costs. Seligman explained that the Fund’s high expense ratio relative to its peer group was attributable to the Fund’s small size relative to the funds in its peer group, its large number of small shareholder accounts, and a relatively high volume of shareholder purchase and redemption activity. The directors also noted that, effective March 2005, Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent such expenses exceed a specified level and that RiverSource had agreed to continue such arrangement for the period announced by Seligman. The directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Seligman Global Growth Fund. The directors compared the Fund’s management fee rate to the funds in the Lipper Global Funds Large-Cap Growth Funds Average category (the “peer group”). The information showed that the Fund’s current effective management fee rate was higher than the average and the median for the peer group. The directors noted that the Fund’s fee rate schedule includes breakpoints although, at the Fund’s current asset levels, it was likely only a small portion of the net assets of the Fund, if any, would be likely to benefit from them in the next year.

The directors noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group and that the Fund’s expense ratio is higher than a RiverSource fund included in the peer group. Seligman explained that the Fund’s high expense ratio was in part attributable to the Fund’s small size relative to the funds in its peer group and that the Fund’s large number of small shareholder accounts, relatively high custody costs and a relatively high management fee also contributed to the higher expense ratio. The directors noted that, effective November 2004 Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified percentage of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors noted that RiverSource had agreed to continue the current reimbursements for the period announced by Seligman. The directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Seligman International Growth Fund. The Fund’s peer group consisted of the funds in the Lipper International Multi-Cap Growth Fund category (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than the average and the median for the peer group. The directors noted that the Fund’s fee rate reflected the effect of a breakpoint in the fee schedule.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. Seligman noted that the costs associated with managing international funds generally were higher than for other types of funds for a variety of reasons, including increased custody costs. It explained that the Fund’s high expense ratio relative to its peer group was attributable to the Fund’s small size relative to the funds in its peer group, its large number of small shareholder accounts and high custody fees. The directors noted that Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified level, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors noted that RiverSource had agreed to continue the current reimbursements for the period announced by Seligman. The directors were satisfied that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedules for the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers or subadivsers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Funds’ breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that each Fund’s breakpoint arrangements were acceptable under that Fund’s circumstances. The directors also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Proxy Results

Shareholders of Seligman Global Fund Series, Inc. voted on three proposals at a Special Meeting of Stockholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

	For	Against	Abstain

Emerging Markets Fund	4,662,689.177	230,665.970	158,927.330

Global Growth Fund	1,678,079.621	60,656.027	67,259.312

Global Smaller Companies Fund	8,091,098.070	263,794.690	202,024.903

Global Technology Fund	8,556,248.295	356,899.944	277,493.384

International Growth Fund	3,155,833.797	89,608.507	63,801.395

Proposal 2

To consider and vote upon the proposed Sub-advisory Agreement between Wellington Management Company, LLP and RiverSource Investments, LLC:

	For	Against	Abstain

Emerging Markets Fund	4,707,565.225	207,723.547	136,993.705

Global Growth Fund	1,679,295.637	55,781.799	70,917.524

Global Smaller Companies Fund	8,134,414.780	230,216.721	192,286.162

International Growth Fund	3,164,289.013	86,994.820	57,959.866

Proposal 3

To elect ten directors to the Board:

	For	Withheld

Kathleen Blatz	33,463,967.603	1,517,412.819

Arne H. Carlson	33,453,750.078	1,527,630.344

Pamela G. Carlton	33,437,208.195	1,544,172.227

Patricia M. Flynn	33,441,481.924	1,539,898.498

Anne P. Jones	33,445,913.791	1,535,466.631

Jeffrey Laikind	33,440,315.339	1,541,065.083

Stephen R. Lewis, Jr.	33,443,555.191	1,537,825.231

Catherine James Paglia	33,452,279.537	1,529,100.885

Alison Taunton-Rigby	33,443,457.902	1,537,922.520

William F. Truscott	33,440,950.660	1,540,429.762

Directors and Officers

Shareholders elect a Board of Directors that oversees the Funds’ operations. In connection with the acquisition of the Funds’ prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Funds voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Funds’ Board. Messrs. Maher and Richie served on the Funds’ Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s) held with the Funds	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Kathleen Blatz (54)[1,2,6,7]	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.
• Director: From
November 7, 2008

Arne H. Carlson (73)[1,2,3,5,6]	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.
• Director: From
November 7, 2008

Pamela G. Carlton (53)[4,6,7]	President, Springboard — Partners in Cross Cultural Leadership (consulting company).
• Director: From
November 7, 2008

Patricia M. Flynn (57)[1,3,6]	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.
• Director: From
November 7, 2008

Anne P. Jones (73)[1,2,6,7]	Attorney and Consultant.
• Director: From
November 7, 2008

Jeffrey Laikind, CFA (72)[4,6,7]	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.
• Director: From
November 7, 2008

Stephen R. Lewis, Jr. (69)[1,2,3,4,6]	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).
• Director and Chairman
of the Board: From
November 7, 2008

John F. Maher (64)[4,6,7]

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

• Director: December 2006
to Date

Catherine James Paglia (55)[2,3,4,5,6]	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).
• Director: From
November 7, 2008

Leroy C. Richie (66)[3,4,6]

Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

• Director: 2000 to Date

Allison Taunton- Rigby (64)[3,4,5,6]

Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

• Director: From
November 7, 2008

Directors and Officers

Interested Director*

Name, (Age), Position(s) held with the Funds, Address	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William F. Truscott (47)*[6]

President — US Asset Management and Chief Investment Advisor, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

• Director and Vice
President: From
November 7, 2008

*

Mr. Truscott is considered an “interested person” of the Funds, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	[1] Board Governance Committee

[2] Compliance Committee

[3] Contracts Committee

[4] Distribution Committee

[5] Executive Committee

[6] Investment Review Committee

[7] Joint Audit Committee

Officers of the Funds

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Funds, the Funds’ other officers are:

Name, (Age), Position(s) held with the Funds, Address		Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (42)

Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

•	President: From
November 7, 2008
•	172 Ameriprise Financial
Center
Minneapolis, MN 55474

Michelle M. Keeley (44)

Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

•	Vice President: From
November 7, 2008
•	172 Ameriprise Financial
Center
Minneapolis, MN 55474

Amy K. Johnson (42)

Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

•	Vice President: From
November 7, 2008
•	5228 Ameriprise Financial
Center
Minneapolis, MN 55474

Scott R. Plummer (49)

Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

•	Vice President, General
Counsel and Secretary:
From November 7, 2008
•	5228 Ameriprise Financial
Center
Minneapolis, MN 55474

Lawrence P. Vogel (52)

Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.

•	Treasurer: 2000 to Date
•	100 Park Avenue
New York, NY 10017

Directors and Officers

Officers of the Funds

Name, (Age), Position(s) held with the Funds, Address		Principal Occupation(s) During Past Five Years

Eleanor T.M. Hoagland (56)

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

•	Chief Compliance Officer:
2004 to Date
•	Money Laundering
Prevention Officer and
Identity Theft Prevention
Officer: From November
7, 2008
•	100 Park Avenue
New York, NY 10017

The Funds’ Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Funds, or to make shareholder inquiries.

Additional Fund Information

US Tax Information

The following information is provided as required by US tax regulations. Shareholders receiving a distribution from a Fund in 2008 will be sent Form 1099-DIV by January 31, 2009 to report the distributions on their income tax returns.

For the fiscal year ended October 31, 2008, Seligman Emerging Markets Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund each designates the maximum amount allowable of their distributions taxable as ordinary income as qualified dividend income. The maximum amount allowable for Seligman Emerging Markets Fund was 12.03% for Class A, 12.14% for Class B, 10.41% for Class C, 10.78% for Class D, 13.09% for Class I, and 6.78% for Class R. The maximum amount allowable for Seligman Global Smaller Companies Fund was 36.82% for Class A, 37.06% for Class B, 32.44% for Class C, 32.84% for Class D, 24.89% for Class I, and 22.70% for Class R. The maximum amount allowable for Seligman International Growth Fund was 16.87% for Class A, 16.08% for Class B, 14.55% for Class C, 15.33% for Class D, 17.24% for Class I, and 11.80% for Class R. With regard to the November 2007 distributions, Seligman Emerging Markets Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund each elected to give the benefit of foreign tax credits to their shareholders. For the fiscal year ended October 31, 2008, Seligman Emerging Markets Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund paid foreign taxes of $295,063, $152,412, and $145,371, respectively, and recognized foreign source income of $2,079,958, $3,470,705, and $1,493,486 respectively.

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by each Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Series’ Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ended June 30 will be available by no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc., which contains information about the sales charges, expenses and additional risk factors. Please read the prospectus carefully before investing or sending money.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectuses or statement of additional information.

Go paperless —
sign up for E-Delivery
at www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc. which contains information about the investment objectives, risks, charges, and expenses of the Funds, each of which should be considered carefully before investing or sending money.

EQSGFS2 10/08

ITEM 2.	CODE OF ETHICS.
As of October 31, 2008, the registrant had adopted a code of ethics that applies to its principal executive and principal financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$347,777	$334,020
Audit-Related Fees	–	–
Tax Fees	128,835	99,865
All Other Fees	2,396	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$144,330	$141,440
Tax Fees	8,500	9,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and for the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $284,061 and $250,305, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.

a) Schedule I – Investments in securities of unaffiliated issuers. Included in Item 1 above.

b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GLOBAL FUND SERIES, INC.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	January 5, 2009

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	January 5, 2009

SELIGMAN GLOBAL FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.